Registration No. 33-46030
                                                                       811-06573


As filed with the Securities and Exchange Commission on January 31, 1996


--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    Form N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                           Pre-Effective Amendment No.

                          Post-Effective Amendment No.  4                [X]
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                  Amendment No.  6                       [X]
                        (Check appropriate box or boxes)
                        --------------------------------



                               KOREA CAPITAL TRUST
                       (formerly, Korea Investment Trust)
               (Exact Name of Registrant as Specified in Charter)
                           3360 West Olympic Boulevard
                          Los Angeles, California 90019
               (Address of Principal Executive Offices)(Zip Code)

        Registrant's Telephone Number, Including Area Code (213) 734-5000

                                  Dr. Indong Oh
                               Korea Capital Trust
                           3360 West Olympic Boulevard
                          Los Angeles, California 90019
                    (Name and Address for Agent for Service)

                                    Copy to:
                                 Michael Glazer
                        Paul, Hastings, Janofsky & Walker
                             555 South Flower Street
                          Los Angeles, California 90071

         Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

 It is proposed that this filing will become effective: (check appropriate box)

        [X]          immediately upon filing pursuant to paragraph (b)

        [ ]          on date pursuant to paragraph (b)

        [ ]          60 days after filing pursuant to paragraph (a)(i)

        [ ]          on date pursuant to paragraph (a)(i)

        [ ] 75 days after filing pursuant to paragraph (a)(ii) on date pursuant to paragraph (a)(ii), of Rule 485

        [ ] this post-effective amendment designates a new affective date for a previously filed post-effective amendment


         The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended August 31, 1995 on October 30, 1995.

                               KOREA CAPITAL TRUST
                       (formerly, Korea Investment Trust)

                              CROSS-REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                              Location

Part A

Item 1.       Cover Page.................................  Cover Page

Item 2.       Synopsis...................................  Prospectus Summary

Item 3.       Condensed Financial Information............  Financial Highlights

Item 4.       General Description of Registrant..........  Investment Objective
                                                           Policies and Risks;
                                                           Appendix--Korean Risk
                                                           Factors

Item 5.       Management of the Fund.....................  Management; Other
                                                           Information

Item 6.       Capital Stock and Other Securities.........  Dividends, Other
                                                           Distributions and
                                                           Taxation; Other
                                                           Information

Item 7.       Purchase of Securities Being Offered.......  How to Invest;
                                                           Shareholder Account
                                                           Manual; Calculation
                                                           of Net Asset Value

Item 8.       Redemption or Repurchase...................  How to Redeem Shares;
                                                           Shareholder Account
                                                           Manual

Item 9.       Legal Proceedings..........................  Not Applicable


Part B

Item 10.     Cover Page.................................. Cover Page

Item 11      Table of Contents........................... Table of Contents

Item 12.     General Information and History............. Not Applicable

Item 13.     Investment Objective and Policies........... Investment Objective
                                                          and Policies; Options,
                                                          Futures and Currency
                                                          Strategies; Risk
                                                          Factors; Investment
                                                          Limitations; Appendix-
                                                          A; Appendix-B

Item 14.     Management of the Registrant................ Trustees and Officers;
                                                          Management

Item 15      Control Persons and Principal
             Holders of Securities....................... Trustees and Officers

Item 16.     Investment Advisory and
             Other Services.............................. Management

Item 17      Brokerage Allocation........................ Execution of Portfolio
                                                          Transactions

Item 18      Capital Stock and Other Securities.......... Not Applicable

Item 19      Purchase, Redemption and Pricing of
             Securities Being Offered.................... Valuation of Shares;
                                                          Information Relating
                                                          to Sales and
                                                          Redemptions

Item 20      Tax Status.................................. Taxes

Item 21      Underwriters................................ Operation of the Funds

Item 22      Calculations of Performance Data............ Investment Results

Item 23      Financial Statements........................ Statement of Assets
                                                          and Liabilities


Part C
          Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                  ---------------------------------------------

                               KOREA CAPITAL FUND

                  ---------------------------------------------

                  3360 W. Olympic Blvd., Los Angeles, CA 90019
                               Tel. (800) 335-3381


          KOREA CAPITAL FUND (the "Fund") is a mutual fund that seeks long-term capital appreciation by investing at least 65% of its total assets in the securities of Korean issuers which are listed on the Korea Stock Exchange. The Fund invests in common stock and other equity securities, as well as debt securities, including debt securities of the government of the Republic of Korea, commonly referred to as "Korea."

          There can be no assurance that the Fund will achieve its investment objective. The Fund is an investment company designed for long-term investors and not as a trading vehicle. The Fund does not present a complete investment program nor is the Fund suitable for all investors. An investment in the Fund should be considered speculative and is subject to special risk factors, related primarily to the Fund's investments in Korea, which should be reviewed carefully by potential investors.

          The Fund intends to suspend the offering of its shares if Daehan Securities, Inc. ("Daehan"), Korea Investment Management Europe Ltd. ("KIM") and the Fund's Board of Trustees determine that the proceeds from the sale of Fund shares cannot be effectively invested in securities of Korean issuers consistent with the investment objectives and policies of the Fund. Currently, the Fund expects to suspend sales when the value of its net assets reaches a point, as determined by Daehan and KIM, between $100 million and $125 million. Thereafter, the Fund will resume sales of its shares when doing so becomes consistent with prudent portfolio management and the best interests of the Fund's shareholders.


          This Prospectus sets forth concisely the information an investor should know before investing. This Prospectus should be read carefully and retained for future reference. Should more detailed information be desired, a Statement of Additional Information, dated January 31, 1996, which has been filed with the Securities and Exchange Commission and which, as amended or supplemented from time to time, is incorporated by reference into this Prospectus and is available without charge by writing to the Fund at 3360 West Olympic Boulevard, Los Angeles, California 90019, or calling (213) 734-5000.


                  ---------------------------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY
              OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

                  ---------------------------------------------


                 The Date of this Prospectus is January 31, 1996

(Continued from preceding page)



          DAEHAN SECURITIES, INC. ("Daehan", "Administrator" or the "Investment Adviser') is the investment adviser and administrator of the Fund and is responsible for the day-to-day affairs of the Fund. Daehan consults with the Fund's investment manager to identify industries and specific Korean issuers (as defined herein) where political and economic factors are likely to produce above-average growth rates. Daehan is a registered investment adviser and a full-service broker-dealer which provides brokerage services to the Korean-American community, but has not previously advised or administered a mutual fund.


          KOREA INVESTMENT MANAGEMENT EUROPE LTD. ("KIM") is the investment manager for the Fund and, in consultation with Daehan, attempts to identify industries and securities of specific Korean issuers which are likely to produce above average long-term growth rates. KIM is 80% owned by Korea Investment Trust Co., Ltd. ("KITC"), which was the first investment trust management company to be established under the laws of Korea. KITC is presently the largest investment fund management organization in Korea, with over $28 billion under management as of November, 1995 in 425 investment funds which invest primarily in Korean securities. KIM provides investment advice to collective investment trusts, but has not previously managed a U.S. mutual fund.


          An   investment  in  the  KOREA  CAPITAL  FUND  offers  the  following advantages:

          *    Access to companies listed on the Korea Stock Exchange


          * Professional Management by KIM, a subsidiary of the largest Korean investment management firm with over $28 billion under management


          *    Automatic Dividend and Capital Gain Reinvestment

          *    $1,000 Minimum Investment ($250 for IRAs)

          *    Reduced Sales Charge Plans


                        FOR FURTHER INFORMATION, CONTACT:

                     DAEHAN SECURITIES, INC. (800) 335-3381
                                       OR
                      SHAREHOLDER SERVICES (800) 424-2295.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------



Prospectus Summary..........................................................   4
Table of Fees and Expenses..................................................   7
Financial Highlights........................................................   8
Investment Objective, Policies and Risks....................................  10
How To Invest...............................................................  16
How To Redeem Shares........................................................  20
Shareholder Account Manual..................................................  21
Calculation of Net Asset Value..............................................  23
Dividends, Other Distributions and Taxation.................................  23
Management..................................................................  25
Other Information...........................................................  28
Appendix--Korean Risk Factors...............................................  32



--------------------------------------------------------------------------------
         In this Prospectus, unless otherwise specified, all references to "billion" are to one thousand million; to "dollars," "US$" or "$" are to United States dollars; and, to "Won" or "W" are to Korean Won.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in this summary are to headings in the body of this Prospectus.


Investment Objective:       The Fund seeks long-term capital appreciation

Principal Investments:      Invests primarily in securities of companies listed
                            and primarily traded on the Korea Stock Exchange

Risk Factors:               An investment in the Fund should be considered
                            speculative and is subject to special risk factors

Investment Adviser and
Administrator:              Daehan Securities, Inc.

Investment Manager:         Korea Investment Management Europe Ltd.

Shares Available Through:   Daehan Securities, Inc., your own broker or directly
                            through the Fund

Dividends and Other
Distributions:              Paid annually from available income and capital gain

Reinvestment:               Distributions may be reinvested in Fund shares
                            automatically without a sales charge

Initial Purchase:           $1,000 minimum ($250 for IRAs)

Subsequent Purchases:       $100 minimum ($25 for IRAs)

Net Asset Value:            Determined daily and available by calling the Fund

Other Features:             Letter of Intent
                            Quantity Discounts
                            Reinstatement Privilege

         The Fund. Korea Capital Fund (the "Fund") is a mutual fund organized as a non-diversified series of Korea Capital Trust (the "Trust"), a registered open-end management investment company. Shares of beneficial interest of the Fund are available through Daehan Securities, Inc. ("Daehan"), the Fund's distributor, brokers which have entered into agreements with Daehan to sell shares of the Fund or directly through the Fund. See "How To Invest" and "Shareholder Account Manual." Shares may be redeemed either through brokers or the Fund. See "How To Redeem Shares" and "Shareholder Account Manual."

         Investment Adviser and Administrator. Daehan also acts as the Fund's investment adviser and administrator. Daehan is a registered investment adviser and also acts as a full-service broker-dealer which maintains an investment research office in Los Angeles, California. Daehan specializes in the Korean financial markets and provides investors of the Korean-American community access to research and information regarding the U.S. securities markets and to the Korean securities market through its business ties with major Korean securities businesses. Daehan has no previous experience advising or administering a mutual fund. See "Management."


         Investment Manager. Korea Investment Management Europe Ltd. ("KIM") is the Fund's investment manager. KIM was established in September 1991 under the laws of the United Kingdom as a joint venture between KITC and Kleinwort Benson Investment Management Limited and is 80% owned by KITC. KITC was organized in 1974 under the securities laws of Korea as the first investment trust management company and is presently the largest investment trust fund sponsor in Korea. KITC provides investment management services to 425 investment funds organized and managed under the laws of Korea including 195 equity funds, 207 bond funds and 23 funds designed primarily for non-Korean investors, with combined assets of over $28 billion as of November 1995. See "Management."


         Investment Objective and Policies and Risks. The Fund's investment objective is long-term capital appreciation. The Fund invests primarily in through investment in the securities of Korean issuers which are listed and primarily traded on the Korea Stock Exchange ("Korean Issuers" and the "Stock Exchange", respectively). The Fund invests in common stock and other equity securities of Korean Issuers and may, to the extent permitted by Korean law, invest in various debt securities, including debt securities of the Government of the Republic of Korea, commonly referred to as South Korea ("Korea"). See "Investment Objective, Policies and Risks" and "Appendix--Korean Risk Factors."

         Under normal circumstances, the Fund will invest primarily (at least 65% of its total assets) in equity securities, consisting of common stock and preferred stock, debt securities convertible into common stock and common stock purchase warrants of Korean Issuers. The Fund may also invest, to the extent permitted by Korean law, in corporate or governmental debt securities. In selecting securities for the Fund, KIM, in consultation with Daehan, attempts to identify Korean Issuers which, due to economic and political factors, are likely to produce above-average growth.

         The Fund may invest up to 35% of its assets in the equity and debt securities of United States issuers and may invest in certain money market instruments for temporary defensive purposes. The Fund may also enter into forward currency exchange contracts, futures contracts, covered call options and repurchase agreements. See "Investment Objective, Policies and Risks."

         Risk Factors. There is no assurance that the Fund will achieve its investment objective. The Fund's net asset value fluctuates, reflecting fluctuations in the market value of its portfolio positions and in the rate of exchange between the Korean Won in which its positions are traded and the U.S. dollar. Investing in securities of Korean companies and the Korean government involves certain considerations not typically associated with investing in securities of United States companies or the United States government, including
(1) restrictions on foreign investment in Korea, (2) restrictions on, and costs associated with, conversion of principal invested in Korea from Won-denominated to dollar-denominated assets, (3) currency exchange rate fluctuations, (4) potential price volatility and lesser liquidity of the Korean securities market,
(5) governmental involvement in and influence on the private sector, and (6) political and economic risks. Korean accounting, auditing and financial reporting standards are not equivalent to United States standards and, therefore, certain material disclosures may not be made and less information may be available to investors investing in Korea than in the United States. There also is less governmental regulation of the securities industry in Korea than in the United States. See "Investment Objectives, Policies and Risks" and "Appendix--Korean Risk Factors."

         As a "non-diversified" investment company, the Fund may invest a larger percentage of its assets in the securities of a single issuer than a diversified company; its exposure to credit and market risks associated with each such issuer is greater than that of a diversified company.

         Management. The Fund pays investment advisory and administration fees to Daehan at the annualized rate of 0.30% of the Fund's average daily net assets. The Fund pays investment management fees to KIM at the annualized rate of 0.70% of the Fund's average daily net assets. Such fees in the aggregate are higher than similar fees of most other mutual funds but are comparable to the fees paid by mutual funds which invest primarily in the securities of non-U.S. countries or in a single geographic region.

         As the Fund's distributor, Daehan retains the sales charges imposed on sales of shares and reallows a portion of such charges to brokers that have made such sales. Pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Fund may reimburse Daehan for a portion of Daehan's distribution expenses at the annualized rate of up to 0.25% of the Fund's average daily net assets. Daehan may pay brokers and other financial institutions ongoing trail commission payments for servicing shareholder accounts, for which Daehan may be reimbursed pursuant to the Fund's distribution plan. The Fund pays all of its expenses not assumed by Daehan or KIM. Daehan and KIM have undertaken to limit the Fund's expenses to the annual level of 2.4% of the Fund's average net assets (exclusive of brokerage commissions, interest, taxes and extraordinary expenses). See "Management."

                  ---------------------------------------------
                           TABLE OF FEES AND EXPENSES
                  ---------------------------------------------


         The following table lists the costs and expenses that an investor in the Fund will incur either directly or indirectly as a shareholder of the Fund. The information is based on expenses incurred during the period September 1, 1993 through August 31, 1994.

         Shareholder Transaction Expenses:
         Maximum sales load imposed on purchases(1)...................     4.50%

         Annual Fund Operating Expenses:
            (Percent of average net assets)

         Advisory Fees--After Fee Waiver..............................     0.53%
         12b-1 Expenses...............................................     0.25%
         Other Expenses (including Administration Fee)................     1.62%

              Total Operating Expenses--After Fee Waivers.............     2.40%

         Example:                               1 Year 3 Years 5 Years 10 Years
                                                ------ ------- ------- --------

         You would pay the following expenses
         on a $1,000 investment, assuming a
         5% annual return and redemption at
         the end of each time period.........    $68     $116   $167     $306

--------------------------------------------------------------------------------

The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The sales charge is a one-time charge paid at the time of purchase of the shares. An investor may be entitled to a reduction in such sales charges. For more information concerning the reduction in sales charges, see "How To Invest." The Investment Adviser, the Administrator, Sub-Administrator and the Distributor may, at their discretion, waive all or a portion of their fees. In addition, Daehan and KIM have undertaken to limit the Fund's expenses to the annual level of 2.4% of the Fund's average net assets (exclusive of brokerage commissions, interest, taxes and extraordinary expenses). Absent such waivers and undertaking, the advisory fee, administration fee, sub-administration fee and maximum 12b-1 expenses would have been .70%, .30%, 0.34% and 0.25% of average daily net assets, respectively. In addition, Total


---------------------------------
   (1)Sales charges are reduced for purchases of $100,000 or more of shares of the Fund. The National Association of Securities Dealers, Inc. limits total annual sales charges (including 12b-1 expenses) to all purchasers of shares of a Fund to 6.25% of new sales plus an interest factor. However, long-term shareholders may pay more than the economic equivalent of such maximum sales charges.

  Operating Expenses would have been 2.64%, absent any fee waivers. For a further discussion of these fees see "Management" herein. The figures reflected in this example should not be considered as a representation of past or future expenses. Actual expenses may be greater or lesser than those shown above.

                  ---------------------------------------------
                              FINANCIAL HIGHLIGHTS
                  ---------------------------------------------



The following per share data has been audited by Coopers & Lybrand, L.L.P., whose unqualified report thereon appears in the Fund's Annual Report to Shareholders for the year ended August 31, 1995. This financial data should be read in conjunction with the related financial statements and notes thereto, which appear in the Annual Report incorporated by reference in the Statement of Additional Information.







                                                                              From October 1, 1992
                                               For the            For the       (Commencement of
                                              year ended        year ended       operation) to
                                            August 31, 1995    August 31,1994   August 31, 1993
                                             ------------      ------------      ------------

Beginning Net Asset Value                    $      11.18            $10.89            $10.00
                                             ============      ============      ============
Net Investment Income (Deficit)                    ( 0.07)           ( 0.17)           ( 0.09)
Net Realized and Unrealized Gains
 on Securities and Foreign Currency                ( 1.20)             1.00              0.98
Distributions from Capital Gains                   ( 0.27)           ( 0.54)               --
Distributions from Capital                          (0.38)               --                --
                                             ------------      ------------      --------------
Ending Net Asset Value                       $       9.26      $      11.18      $      10.89
                                             ============      ============      ==============

Total Return (Annualized)                         ( 12.24%)            7.64%             9.71%

Net Assets at End of Period                  $ 11,856,897      $ 13,981,937      $ 10,046,655
Ratio of Expenses to Average Net Assets              2.40%(1)          2.40%(1)          2.40%(1)
Ratio of Net Investment Income
 (Expense) to Average Net Assets                   ( 0.72%)            1.44%             1.60%
Portfolio Turnover Rate                             60.59%            63.00%           139.00%



(1) This data is net of expense reimbursement due from Advisor/Administrator and Investment Manager.

      Ratio of gross expenses, before expense reimbursement, to average net assets was 2.63% and 3.01% and 5.59% for the periods ended August 31, 1995 , 1994 and 1993, respectively.

      Management Discussion and Analysis. During the last quarter of 1995, the Korean government initiated a political reform that had a profound impact on the Korea stock market.

      In investigating the slush funds created by two former Presidents of Korea, government officials discovered that most of the slush fund contributions were made by heads of Korean corporations. As a result of these investigations, many senior management and Board members were prosecuted for charges of corruption and bribery. News of such events sent stocks tumbling and created uncertainty over the entire Korea stock market.

      Nonetheless, the Fund management is still optimistic about future of Korea. Management believes that such reforms were necessary to end years of corruption between business and political officials and that these sweeping reforms will provide stability for Korea's political and financial environment in the long term. In addition, Korea's fundamental economic indicators are stable. The Gross Domestic Product (GDP) continued to outperform that of the United States. In 1995, average Korean GDP grew by approximately 9% with stable inflation rate of approximately 5%. Korea's inflation appears to be in check as the Korean Won remained relatively constant at approximately Won 760 to the Dollar during 1995.

      Index Comparison. The investment performance of the Fund is compared to the performance of the Lipper International Fund Index and S&P 500 Index in the following chart from October 2, 1992 (commencement of operation) through December 31, 1995. A $10,000 investment in the Fund made on the inception date would have declined to to $9,473 (as of December 31, 1995). The graph below shows how this compares to the Index over the same period.

 KOREA CAPITAL FUND           S&P 500 Index          Lipper International
  Performance from                                        Fund Index
  Inception to 1995

  Load Included in
    Calculation

             TOTAL                      TOTAL                       TOTAL
  DATE       VALUE          DATE        VALUE           DATE        VALUE
---------  ---------      ---------   ----------      ---------   ---------

02-OCT-92   9,550.00      02-OCT-92   $10,000.00      02-OCT-92   10,000.00
31-OCT-92  10,294.90      31-OCT-92   $10,036.00      31-OCT-92    9,703.30
30-NOV-92  10,801.05      30-NOV-92   $10,374.21      30-NOV-92    9,754.93
31-DEC-92  10,705.55      31-DEC-92   $10,510.12      31-DEC-92    9,875.49
--------------------      ----------------------      ---------------------
31-JAN-93  11,288.10      31-JAN-93   $10,586.84      31-JAN-93    9,911.63
28-FEB-93  10,858.35      28-FEB-93   $10,729.76      28-FEB-93   10,133.62
31-MAR-93  11,240.35      31-MAR-93   $10,960.45      31-MAR-93   10,721.86
30-APR-93  11,889.75      30-APR-93   $10,691.92      30-APR-93   11,276.99
31-MAY-93  11,870.65      31-MAY-93   $10,980.60      31-MAY-93   11,537.25
30-JUN-93  11,947.05      30-JUN-93   $11,016.84      30-JUN-93   11,310.09
31-JUL-93  11,517.30      31-JUL-93   $10,965.06      31-JUL-93   11,668.13
31-AUG-93  10,399.95      31-AUG-93   $11,382.83      31-AUG-93   12,441.01
30-SEP-93  10,820.15      30-SEP-93   $11,298.59      30-SEP-93   12,394.55
31-OCT-93  10,972.95      31-OCT-93   $11,527.96      31-OCT-93   13,088.29
30-NOV-93  11,813.35      30-NOV-93   $11,419.59      30-NOV-93   12,491.72
31-DEC-93  11,423.90      31-DEC-93   $11,560.05      31-DEC-93   13,760.89
--------------------      ----------------------      ---------------------
31-JAN-94  12,584.30      31-JAN-94   $11,947.32      31-JAN-94   14,619.21
28-FEB-94  11,784.02      28-FEB-94   $11,624.74      28-FEB-94   14,267.73
31-MAR-94  11,383.89      31-MAR-94   $11,119.06      31-MAR-94   13,615.85
30-APR-94  11,273.85      30-APR-94   $11,263.61      30-APR-94   13,976.15
31-MAY-94  11,744.01      31-MAY-94   $11,447.21      31-MAY-94   13,954.26
30-JUN-94  11,834.04      30-JUN-94   $11,164.46      30-JUN-94   13,734.74
31-JUL-94  11,924.07      31-JUL-94   $11,534.01      31-JUL-94   14,158.28
31-AUG-94  11,183.82      31-AUG-94   $12,003.44      31-AUG-94   14,646.88
30-SEP-94  11,513.93      30-SEP-94   $11,714.16      30-SEP-94   14,268.34
31-OCT-94  12,844.39      31-OCT-94   $11,982.41      31-OCT-94   14,523.13
30-NOV-94  12,594.30      30-NOV-94   $11,542.66      30-NOV-94   13,845.11
31-DEC-94  11,592.96      31-DEC-94   $11,711.18      31-DEC-94   13,657.78
--------------------      ----------------------      ---------------------
31-JAN-95  10,596.85      31-JAN-95   $12,015.67      31-JAN-95   12,981.82
28-FEB-95   9,971.64      28-FEB-95   $12,481.88      28-FEB-95   12,982.73
31-MAR-95  10,713.42      31-MAR-95   $12,851.34      31-MAR-95   13,321.63
30-APR-95  10,215.37      30-APR-95   $13,225.31      30-APR-95   13,813.07
31-MAY-95   9,961.04      31-MAY-95   $13,747.71      31-MAY-95   13,947.96
30-JUN-95  10,067.01      30-JUN-95   $14,070.79      30-JUN-95   13,999.72
31-JUL-95  10,183.58      31-JUL-95   $14,539.34      31-JUL-95   14,768.25
31-AUG-95   9,802.09      31-AUG-95   $14,578.60      31-AUG-95   14,518.57
30-SEP-95  10,480.29      30-SEP-95   $15,189.44      30-SEP-95   14,761.25
31-OCT-95  10,777.00      31-OCT-95   $15,136.28      31-OCT-95   14,455.54
30-NOV-95  10,077.61      30-NOV-95   $15,802.28      30-NOV-95   14,502.74
31-DEC-95   9,473.59      31-DEC-95   $16,094.62      31-DEC-95   14,925.36
--------------------      ----------------------      ---------------------



               Total Returns for Periods Ending December 31, 1995




                                        Annualized Return      One Year Return
                                         Since Inception     01/01/95 - 12/31/95
                                        -----------------    -------------------
Korea Capital Fund ...................        -1.65%                -21.65%
Lipper International Fund Index ......        13.10%                  9.28%
S&P 500 Index ........................        14.13%                 31.25%

                  ---------------------------------------------
                    INVESTMENT OBJECTIVE, POLICIES AND RISKS
                  ---------------------------------------------


      The Fund's investment objective is long-term capital appreciation. The Fund normally invests at least 65% of its total assets in equity securities, consisting of common stock and preferred stock, debt securities convertible into common stock and common stock purchase warrants of Korean Issuers that are listed and primarily traded on the Stock Exchange.


      Consistent with its investment objective and policies, the Fund may invest in equity securities consisting of common and preferred stock, debt securities convertible into common stock and common stock purchase warrants and substantially similar forms of equity securities with comparable risk characteristics, and, to the extent permitted by Korean law, bonds, notes, debentures or other forms of indebtedness that may be developed in the future. The Fund's Prospectus will be revised to describe such other forms of indebtedness prior to investment by the Fund. Under current regulations, the Fund is permitted to directly purchase equity securities listed on the Stock Exchange. The Fund may only purchase convertible bonds, bonds with warrants, depositary receipts and other debt securities (including floating rate notes, bonds and commercial paper) of Korean Issuers outside of Korea in currencies other than the Won. Although the Government currently does not permit direct foreign investment in debt securities issued by the Government or by privately and publicly held Korean companies (other than as described above), if such investments become lawful for the Fund, as a result of application by the Fund or otherwise, the Fund may invest in such debt securities. The Fund may invest up to 5% of its total assets in securities of foreign issuers in the form of American Depository Receipts and European Depository Receipts or other securities convertible into the securities of Korean Issuers. To the extent permitted by applicable U.S. and Korean regulations, the Fund's assets may be utilized to enter into foreign currency exchange contracts, currency and stock index futures contracts, covered put and call options and repurchase agreements.

      The Fund purchases most of its equity securities on the Stock Exchange. If permitted by regulation, application of the Fund or otherwise, the Fund may purchase equity securities in the over-the-counter market and reserves the right to invest up to 15% of its net assets in securities of Korean companies that are not publicly traded and therefore not readily marketable.

      The Fund purchases and holds securities for long-term capital appreciation and does not trade in securities for short-term gain. Capital appreciation in debt securities may occur as a result of changes in relative currency exchange rates, in relative interest rate levels or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Fund's objective of capital appreciation.

      The Fund may invest its assets in a broad spectrum of Korean industries, including, as conditions warrant from time to time, automobiles, cement, chemicals, construction, electrical equipment, electronics, finance, food and beverage, international trading, machinery, shipbuilding, steel and textiles. In selecting industries and companies for investment, KIM, in consultation with Daehan, considers overall growth prospects, competitive position in export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management and other factors.

      Because the Fund is a non-diversified company, the only portfolio diversification requirements to which the Fund is subject are contained (a) in rules of the Securities and Exchange Commission of Korea (the "KSEC"), under which the Fund currently may not hold more than 3% of certain equity securities of any Korean issuer acquired upon exercise of certain conversion rights, commonly referred to as "Converted Shares," and more than 3% of any equity securities of Korean Issuers acquired through reinvestment of the proceeds of any sale of Converted Shares which result in the Fund acquiring "Reinvested Shares," and may not acquire Government and corporate bonds (excluding convertible bonds, bonds with warrants and other debt securities issued by Korean companies in non-Korean markets in currencies other than the Won); and
(b) in the rules applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code").

      While the relatively greater concentration in securities of particular companies permitted to the Fund as a non-diversified company is expected to increase risk, and could result in greater fluctuation in the Fund's net asset value than for a diversified company, it also reflects the composition of the Korean securities market, in that securities of relatively few companies account for a greater share of the total capitalization of such market and trading in those securities represents a greater share of the total trading market than is the case in the United States.

      Under normal circumstances, the Fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. In evaluating investments in securities of U.S. issuers, KIM, in consultation with Daehan, will consider, among other factors, the issuer's Korean business activities and the impact that economic and political developments may have on the value of the issuer's securities.

      Investments in Debt Securities. Although the Fund invests primarily in equity securities, the Fund may, consistent with its investment objective and other policies, invest up to 35% of its total assets in debt securities of Korean and United States issuers. The Fund does not invest in debt securities rated below "A" by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") or which, if unrated, are of comparable credit quality as determined by KIM, in consultation with Daehan, under procedures adopted and periodically reviewed by the Board of Trustees. Debt securities rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Most of the debt securities of Korean Issuers in which the Fund may invest, in all likelihood, will not be rated by either S&P or Moody's; however, the Fund will not invest in any unrated debt securities of Korean Issuers unless such securities are found by KIM, in consultation with Daehan, to have attributes which are at least comparable to "A" rated debt securities pursuant to procedures adopted by the Board of Trustees.

      Investment in Other Investment Companies. Consistent with provisions of Investment Company Act of 1940 (the "1940 Act") and any administrative exemptions that may be granted by the U.S. Securities and Exchange Commission (the "SEC"), the Fund may invest in the securities of other investment companies that invest in Korean securities. Absent special relief from the

SEC, the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company. As a shareholder in any investment company, the Fund will bear its ratable share of such company's expenses, and will remain subject to payment of the Fund's advisory, management and administrative fees with respect to assets so invested.

      Temporary Defensive Strategies. The Fund may invest in Money Market Securities (as defined herein) to generate income to defray Fund expenses, for temporary defensive purposes and pending investment in accordance with the Fund's investment objective and policies. For temporary defensive purposes, the Fund may invest up to 100% of its assets in Money Market Securities. In addition, the Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the offering made hereby. The Fund may assume a temporary defensive position when, due to political, market or other factors broadly affecting
Korea, KIM, in consultation with Daehan, determines that opportunities for capital appreciation in the Korean market would be significantly limited over an extended period, or that investing in the Korean market presents undue risk of loss.

      Money Market Securities are defined as short-term debt securities (less than 12 months to maturity) denominated in U.S. dollars or in Korean Won (at the time such investment is permitted), which consist of: (a) obligations issued or guaranteed by (i) the U.S. government or the Korean government, their agencies or instrumentalities, or municipalities or (ii) international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (b) finance company obligations, corporate commercial paper and other short-term commercial obligations; (c) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and (d) repurchase agreements with respect to all the foregoing. The Fund, as a matter of fundamental policy may invest up to 25% of its total assets in the securities of the Korean government (at the time such investment is permitted) and up to 25% of its total assets in the securities of supranational entities.

      The Fund may invest in commercial paper rated as low as A-3 by S&P or P-3 by Moody's and other Money Market Securities rated as low as A-2 by S&P or MIG-2 by Moody's or which, if unrated, are of comparable credit quality as determined by KIM, in consultation with Daehan, pursuant to guidelines approved by the Board of Trustees. Such obligations are considered to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

      The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with whom the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System, and any broker-dealer or any foreign bank whose creditworthiness has been determined by KIM, in consultation with Daehan, and in accordance with guidelines approved by the Board of Trustees, to be at least equal to that of issuers of commercial paper that the Fund may purchase, as described above. KIM and Daehan will review and monitor the creditworthiness of such institutions under the Board's general supervision. In this regard, KIM and Daehan will consider, among other factors, the capitalization of the institution, the Fund's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies and other factors KIM or Daehan deem appropriate. The Fund does not invest in the securities of any issuer which is affiliated with KIM, KITC or Daehan.

      Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest separate from the coupon rate and maturity of the purchased security. The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. Further, the Fund could suffer a loss if the bank or dealer which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, as this could restrict the Fund's ability to sell the collateral. However, with respect to banks and dealers whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions of such Code that would allow it immediately to resell such collateral.

      Forward Currency Contracts, Options and Futures Contracts. In seeking to protect against the effect of adverse changes in the financial markets in which the Fund invests, or against currency exchange rate or interest rate changes that are adverse to the present or prospective positions of the Fund, the Fund may employ certain risk management practices, including forward currency transactions and transactions in options, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. Only a limited market, if any, currently exists for hedging transactions relating to the Korean Won, to securities denominated in Won or to securities of issuers domiciled or principally engaged in business in Korea. To the extent that such a market does not exist, the Fund may not be able to effectively hedge its investment in the Korean market.

      Hedging practices may involve certain risks which are summarized below. Subject to the Fund's investment objective and policies as stated above, the Fund may invest in forward contracts, options on securities and options on currency transactions. The Fund may write and purchase put and call options on securities that are traded on recognized securities exchanges and OTC markets. The Fund may also enter into stock index and interest rate futures contracts and purchase and write options to buy and sell such futures contracts, to the extent permitted under regulations of the U.S. Commodity Futures Trading Commission ("CFTC"). The Fund intends to use these practices only for hedging purposes and not for speculation; however, these practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Code limit the extent to which the Fund may enter into forward contracts or futures contracts or engage in options transactions. See "Taxes" in the Statement of Additional Information.

      In order to hedge against currency risks, the Fund may use forward currency contracts, currency futures contracts, and put and call options on foreign currencies, as described below and in the Statement of Additional Information. The Fund"s use of currency hedging strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on KIM's ability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Fund's currency risks are different from those needed to select the securities in which the Fund invests. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

      To attempt to hedge against adverse movements in exchange rates between the U.S. dollar and Korean Won, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of the Korean Won against the U.S. dollar or vice versa. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or the Korean Won) at which a currency exchange transaction related to the purchase or sale will be made. Further, when KIM believes that either the Korean Won or the dollar may decline against the other, the Fund may enter into a forward contract to sell the currency KIM expects to decline in an amount up to the value of the Fund's portfolio securities denominated in that currency. The Fund may also purchase put or call options on currencies for the same purposes as it may use forward currency contracts.

      When-Issued, Forward Commitment Securities and Reverse Repurchase Agreements. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high-grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss. The Fund may also enter into reverse repurchase agreements, although it currently does not intend to do so with respect to more than 5% of its total assets.

      Lending of Portfolio Securities. For the purpose of realizing additional income to meet current expenses, the Fund may make secured loans of portfolio securities amounting to not more than 25% of its total assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will not have the right to vote equity securities while they are being loaned, but it will call in a loan in anticipation of any important vote. Securities loans involve risks of delay in receiving additional collateral or in recovering the securities loaned should the borrower default.



      Additional Risk Factors. The Fund's classification as a non-diversified investment company allows it, with respect to 50% of its assets, to invest more than 5% of its total assets in the securities of any issuer. Because it is non-diversified, the Fund's assets may be invested in the securities of a limited number of Korean Issuers and the performance of any single issuer may have a more significant effect upon the overall performance of the Fund than if the Fund were a diversified investment company.

      The Fund normally invests at least 65% of its total assets in the securities of Korean Issuers. Accordingly, an investment in the Fund requires consideration of certain factors not typically associated with investing in most U.S. issuers.

      The securities market of Korea is substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

      The limited size of the Korean securities market and limited trading volume in issues compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

      Further, there is a risk that an emergency situation may arise in the Korean market as a result of which prices for portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company, such as the Fund, to suspend redemption of its shares for any period during which an emergency, as determined by the SEC, exists. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency, within the meaning of Section 22(e) of the 1940 Act, is present. During the period commencing from the Fund's identification of such conditions until the date of SEC action, the Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

      The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund will treat any Korean securities that are subject to restrictions on repatriation for more than seven days as illiquid securities for purposes of this limitation. The Fund will also treat as illiquid for this purpose: repurchase agreements with maturities in excess of seven days; securities subject to conversion and transfer restrictions; securities in which the Fund cannot receive the approximate amount at which it values such securities within seven days; securities of Korean companies that are not publicly traded; and over-the-counter options and their underlying securities.





      Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not deemed illiquid for purposes of this limitation, pursuant to liquidity procedures that have been adopted by the Board of Trustees. Investing in Rule 144A securities could result in increasing the level of a Fund's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. KIM, in consultation with Daehan, will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

      Because the Fund invests in securities denominated in the Korean Won, changes in the value of the Korean Won against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in Korean Won. Such changes will also affect the Fund's income.

      The economy of Korea may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Companies in Korea are subject to accounting, auditing and financial standards and requirements that differ from those applicable to U.S. companies. There is substantially less publicly available information about Korean companies and the Korean government than there is about U.S. companies and the U.S. Government. See "Appendix--Korean Risk Factors."


      Other Information. The Fund's annual operating expenses, which are higher than those of many other investment companies of comparable size, are believed by the Fund's adviser to be comparable to expenses of other open-end management investment companies that invest primarily in the securities of countries in a single geographic region.


      The investment objective of the Fund is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. As defined in the 1940 Act and as used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. In addition, the Fund has adopted certain investment limitations which also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the Fund's investment policies described in this Prospectus, and in the Statement of Additional Information, including its policies with respect to investment in Korean securities and the percentage limitations with respect to such investments, may be changed by the Board of Trustees without shareholder approval. See "Investment Limitations" in the Statement of Additional Information.

                  ---------------------------------------------
                                  HOW TO INVEST
                  ---------------------------------------------


      Orders received before 4:00 p.m. Eastern Time on any Business Day will be executed at the public offering price determined that day. A "Business Day" is any day Monday through Friday on which the New York Stock Exchange ("NYSE") is open for business. The minimum initial investment is $1,000 ($250 for IRAs) and the minimum for additional purchases is $100 ($25 for IRAs). All purchase orders will be executed at the public offering price next determined after the purchase order is received. See "Public Offering Price" below. The Fund and the Transfer Agent reserve the right to reject any purchase order and to suspend the offering of shares for a period of time. The Fund intends to suspend the offering of its shares if KIM and Daehan advise that doing so is in the best interests of the portfolio management process. Currently, the Fund expects to suspend sales when the value of its net assets reaches a point, as determined by KIM and Daehan and the Fund's Board of Trustees, between $100 million and $125 million. Thereafter, the Fund will resume sales of its shares when doing so becomes consistent with prudent portfolio management.

      Purchases Through Brokers. Shares of the Fund may be purchased through brokers or dealers with which Daehan has entered into dealer agreements. Orders received by such brokers or dealers before 4:00 p.m. Eastern Time on a Business Day will be effected that day, provided such orders are promptly transmitted to Daehan; in such case the broker or dealer will be responsible for forwarding the investor's order to the Fund. After an initial investment is made and a shareholder account is established through a broker, at the investor's option subsequent purchases may be made directly with the Fund. See "Shareholder Account Manual."

      Brokers who do not have dealer agreements with Daehan also may offer to place orders for the purchase of shares. Such a broker may charge the investor a transaction fee as determined by the broker. That fee will be in addition to the sales charge payable by the investor, and may be avoided if shares are purchased through a broker which has a dealer agreement with Daehan or directly through the Fund.

      Purchases Through the Fund. Investors may purchase shares and open an account directly through the Fund by completing and signing the Account Application located at the end of this Prospectus. Investors should mail to the Fund the completed Application together with a check to cover the purchase in accordance with the instructions provided in the Shareholder Account Manual. Purchases will be executed at the public offering price next determined after the Fund has received the Application and check. Subsequent investments do not need to be accompanied by an application.

      Investors also may purchase shares of the Fund directly through the Fund by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received; accordingly, a purchase by a bank wire received by 4:00 p.m. Eastern Time on a Business Day will be effected that day. A wire investment is considered received when the Fund or its agent is notified that the bank wire has been credited to the Fund. The investor is responsible for providing prior telephonic notice to the Fund that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to the Fund. Investors desiring to open an account by bank wire should call the Fund at the telephone number provided in the Shareholder Account Manual to obtain an account number and detailed instructions.

      Public Offering Price. The Fund's public offering price per share is equal to the net asset value per share (see "Calculation of Net Asset Value") plus a sales charge determined in accordance with the following schedule:


                                                                      Broker
                                                                    Reallowance
Amount of Purchase at             Sales Charge as Percentage of    as Percentage
                                 -------------------------------      of  the
the Public Offering Price        Offering Price   Net Investment  Offering Price
-------------------------        --------------   --------------  --------------

Less than $100,000                     4.50%           4.71%           4.00%
$100,000 but less than $250,000        3.50%           3.63%           3.00%
$250,000 but less than $500,000        2.25%           2.30%           1.85%
$500,000 but less than $1,000,000      1.75%           1.78%           1.45%
$1,000,000 or more                     0.00%           0.00%           0.00%

         The following purchases may be aggregated for purposes of determining the "Amount of Purchase":

         (a) Individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual Section 403(b) plan or single-participant Keogh-type plan. This also includes purchases made by a company controlled by such individual(s).

         (b) Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including Section 401(k) plans, and medical, life and disability insurance trusts) other than a plan described in "(a)" above.

         (c) Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (again excluding an employee benefit plan described in "(a)" above).

         Sales Charge Waivers. Fund shares are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors:

         (i) Trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations with collective employee benefit plans that have at least $100 million of assets in the aggregate and which have 1,000 or more employee participants.

         (ii) Current or retired trustees of the Trust; current or retired employees or directors of Daehan, KIM or any of their affiliated companies; their children, siblings and parents; and trusts primarily for the benefit of such persons.

         (iii) Registered representatives or full-time employees of brokers and dealers which have entered into dealer agreements with Daehan, and their children, siblings and parents.

         (iv) Accounts managed by one of the companies comprising or affiliated with Daehan or KIM.

         (v) Any of the companies comprising or affiliated with Daehan or KIM.

         Automatic Investment Plan. Investors may purchase shares of the Fund through the Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more ($25 or more for IRA) on a monthly or quarterly basis will be sent to the Fund from the investor's bank for investment in the Fund. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Application provided at the end of this Prospectus. Investors should contact their brokers or the Fund for more information and the Application.

         Letter of Intent. In executing a Letter of Intent ("LOI"), an investor indicates an aggregate investment amount he or she intends to invest in the Fund in the following thirteen months. The LOI is included as part of the purchase application located at the end of this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution.

         If at the end of the thirteen month period covered by the LOI the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment of a higher applicable sales charge.

         For purposes of an LOI, registered investment advisers, trust companies and bank trust departments which exercise investment discretion and which intend within thirteen months to invest $5 million or more can be treated as a single purchaser, provided further that all purchases and redemptions are placed through such entity. Such entities should be prepared to establish their qualifications hereunder.

         Reinstatement Privilege. Shareholders who redeem their shares in the Fund have a one-time privilege of reinstating their investment by reinvesting the proceeds of the redemption at net asset value without a sales charge in shares of the Fund. The Fund must receive from the investor or the investor's broker within 30 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege.

         Certificates. In the interest of economy and convenience, physical certificates representing the Fund's shares will not be issued unless an investor submits a written request to the Fund, or unless the investor's broker requests that the Fund provide certificates. Shares of the Fund are recorded on a register by the Fund's shareholder servicing agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions by shareholders who hold certificates may take longer to effect than similar transactions involving noncertificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUND STRONGLY RECOMMENDS THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.


                  ---------------------------------------------
                              HOW TO REDEEM SHARES
                  ---------------------------------------------


         As described below, Fund shares may be redeemed at their net asset value and redemption proceeds will be sent within seven days of the execution of a redemption request. Shareholders with brokers who sell shares may redeem shares through such brokers; if the shares are held in the broker's "street name", the redemption must be made through the broker. Other shareholders may redeem shares through the Fund.

         Redemptions Through Brokers. Shareholders with accounts with brokers who sell shares of the Fund may submit redemption requests to such brokers. Brokers may honor a redemption request either by repurchasing shares from a redeeming shareholder or by forwarding such requests to the Fund. In either event, shareholders will receive the shares' net asset value next computed after receipt of the redemption request by the broker. Redemption proceeds normally will be paid by check or, if offered by the broker, credited to the shareholder's brokerage account at the election of the shareholder. Brokers may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their brokers for more details.

         Redemptions Through the Fund. Redemption requests must be transmitted to the Fund by mail, in accordance with the instructions provided in the Shareholder Account Manual. All redemptions will be effected at the net asset value next determined after the Fund has received the request and any required supporting documentation. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Fund, provided the shareholder's address of record has not been changed in the preceding thirty days; or (ii) directly to a predesignated bank, savings and loan or credit union account ("Predesignated Account"). All other redemption requests must be accompanied by a signature guarantee of the redeeming shareholder's signature. A signature guarantee can be obtained from any commercial bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association which is a member of the U.S. Federal Deposit Insurance Corporation, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

         Shareholders may qualify to have redemption proceeds sent to a Predesignated Account by completing the appropriate section of the Account Application. Shareholders with Predesignated

Accounts should request that redemption proceeds be sent either by bank wire or by check; the minimum redemption amount for a bank wire is $1,000. Shareholders requesting a bank wire should allow one business day from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Predesignated Account. See "How to Redeem Shares--Other Important Redemption Information." Shareholders may change their Predesignated Accounts only by a letter of instruction to the Fund containing all account signatures, each of which must be guaranteed.

         Redemption requests should be mailed directly to the Fund at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the registered account owner(s) and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

         Other Important Redemption Information. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt about what documents are required should contact his or her broker or the Fund.

         Except in extraordinary circumstances and as permitted under the 1940 Act, payment for redemption of shares will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

         If the Fund is requested to redeem shares for which good payment has not yet been received, the Fund may delay payment of redemption proceeds until it has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check, it can take up to 15 days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

         The Fund may redeem the shares of any shareholder whose account is reduced to less than $1,000 in value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $1,000 or more (with a minimum purchase of $100 or more).


                  ---------------------------------------------
                           SHAREHOLDER ACCOUNT MANUAL
                  ---------------------------------------------


Shareholders are encouraged to place purchase and redemption orders through their brokers. Shareholders also may place such orders directly through the Fund which acts as its own transfer agent in accordance with this Manual. See "How to Invest" and "How to Redeem Shares" for more information.


         Investments by Mail. Send completed Account Application (if initial purchase) or letter stating Fund name, shareholder's registered name and account number (if subsequent purchase) with a check to:

         Korea Capital Fund
         c/o The Provident Bank
         Attn: Mutual Fund Services
         P.O. Box 14967
         Cincinnati, OH 45250-0967

         Investments by Bank Wire. An investor opening a new account should call l-800-424-2295 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE, SUCH AN INVESTOR MUST SEND A COMPLETED APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER TO THE PROVIDENT BANK AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state the name of the Fund, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

         The Provident Bank
         Attn: Mutual Fund Services
         ABA Routing Number: 042-000-424
         For Further Credit to Korea Capital Fund
         Account Number
         (stating Fund name, shareholder's registered account name and account number)

         Redemptions by Mail. Send complete instructions, including name of Fund, amount of redemption, shareholder's registered name and account number, to:

         Korea Capital Fund
         c/o The Provident Bank
         Attn: Mutual Fund Services
         P.O. Box 14967
         Cincinnati, OH 45250-0967

         Overnight Mail. Overnight mail services do not deliver to post office boxes. To send purchase or redemption orders by overnight mail, comply with the instructions above, but send to the following:

         Korea Capital Fund
         c/o The Provident Bank
         Mutual Fund Services
         One East Fourth Street
         Cincinnati, OH 45202

         Additional Questions. Shareholders with additional questions regarding purchase and redemption procedures may call the Fund at 1-800-424-2295.





                  ---------------------------------------------
                         CALCULATION OF NET ASSET VALUE
                  ---------------------------------------------


         The Fund calculates its net asset value as of the close of normal trading on the NYSE, currently 4:00 p.m. Eastern Time, each day Monday through Friday on which the NYSE is open for business. The Fund's net asset value per share is computed by determining the value of its assets (the securities it holds plus any cash or other assets, including the interest accrued but not yet received), subtracting all the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time. Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (for over-the-counter securities). Debt securities generally are valued at the mean of representative quoted bid or asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis.

         Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Board of Trustees. Assets or liabilities initially quoted in the Korean Won will be valued in U.S. dollars based on the prevailing exchange rates on that day quoted by the Korean Exchange Bank. In instances where the price determined above is deemed not to represent fair market value (for example, if the price of a security listed on the Stock Exchange was fixed by reason of a limit on the daily price change, and KIM and Daehan have determined that the quoted price does not reflect the value of the security because of unusual and material changes affecting the issuer), the price will be determined in such manner as the Board of Trustees may prescribe.

         Because the Fund's portfolio securities are listed primarily on the Stock Exchange, which trades on days when the NYSE may be closed (such as a Saturday), the net asset values of the Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.


                  ---------------------------------------------
                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXATION
                  ---------------------------------------------


         Dividends and Other Distributions. The Fund annually distributes all its net investment income, net short-term capital gain and substantially all of its realized net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, and net realized gains from foreign currency transactions, if any. The annual distribution is declared after the end of the Fund's fiscal year on August 31. Shareholders may elect to:

         have  all  dividends  and  capital  gain  distributions   automatically
         reinvested in additional Fund shares;

         receive   dividends  in  cash  and  have  capital  gain   distributions
         automatically reinvested in additional Fund shares;

         receive  capital  gain   distributions   in  cash  and  have  dividends
         automatically reinvested in additional Fund shares; or

         receive dividends and capital gain distributions in cash.

         Automatic reinvestments in additional Fund shares are made at net asset value without imposition of a sales charge. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested in additional Fund shares. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Fund by mail or telephone at least 15 business days prior to the payment date. The federal income tax status of dividends and capital gain distributions is the same whether they are received in cash or reinvested in additional Fund shares.

         Any dividend or capital gain distribution paid by the Fund has the effect of reducing the net asset value per share on the record date by the amount thereof. Therefore, a dividend or capital gain distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income taxes, as discussed below.

         Taxes. The Fund qualifies as a "regulated investment company" under the Code. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from foreign currency transactions and the excess of net short-term capital gain over net long-term capital loss) and net capital gain that is distributed to its shareholders. Dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or reinvested in additional Fund shares) are taxable to the shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

         The Fund provides federal tax information to shareholders annually, including information about dividends and other distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes paid by the Fund (in which event the shareholder would be required to include in his gross income his pro rata share of those taxes but might be entitled to claim a credit or deduction for them).

         Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or Form W-9. Withholding from dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Taxpayer identification numbers may be furnished on the Account Application provided at the end of this Prospectus. Fund accounts opened via a bank wire purchase (see "How to Invest--Purchases Through the Fund") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Fund within seven days after the purchase. Amounts withheld reduce the shareholder's tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Fund if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Fund.

         A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charges paid). However, special tax rules apply when a shareholder (1) disposes of Fund shares through a redemption within 90 days of purchase and (2) subsequently acquires shares of the Fund on which an initial sales charge normally is imposed without paying a sales charge due to the 30-day reinstatement privilege. In these cases, any gain on the disposition of the Fund shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased within 30 days of redeeming Fund shares at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares.

         The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; the Statement of Additional Information contains a further discussion of other important tax matters, including Korean income taxes and taxation of non-U.S. shareholders. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers.


                  ---------------------------------------------
                                   MANAGEMENT
                  ---------------------------------------------


         The Trust's Board of Trustees has overall responsibility for the operation of the Fund. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide, among other things, day-to-day management, advisory and administration services required by the Fund.


         Investment Adviser and Administrator. Daehan Securities, Inc., 3360 West Olympic Blvd., Los Angeles, CA 90019 serves as investment adviser and administrator to the Fund. Under an Advisory and Administration Agreement with the Fund, Daehan is responsible for reviewing investment decisions of and consulting with KIM; providing investment research regarding U.S. companies and recommending securities of U.S. issuers to KIM for purchase by the Fund; reviewing and overseeing the operations of the Sub-Administrator; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operations. For these services, the Fund pays Daehan investment advisory and administration fees, computed daily and paid quarterly, at the annualized rate of 0.30% of the Fund's average daily net assets.



         Investment Manager. Korea Investment Management Europe Ltd. ("KIM"), 3rd Floor, Fengate House, 14 Philpot Lane, London EC3M 8AJ, United Kingdom, a U.S. registered investment adviser, serves as the investment manager to the Fund. Under an Investment Management Agreement with the Fund, KIM has primary responsibility for determining the composition of the Fund's portfolio and places all orders to buy or sell securities on behalf of the Fund. For these services, the Fund pays KIM investment management fees, computed daily and paid quarterly at the annualized rate of 0.70% of the Fund's average daily net assets.



         KIM was  established  in  September  1991  under the laws of the United
Kingdom as a joint venture between KITC and Kleinwort Benson Investment Management Limited. KIM has a paid-in capital of (pound)3.0 million and is 80% owned by KITC and 20% owned by Kleinwort Benson Investment Management Limited. KIM's objective is to provide complete investment management and advisory services in London to Korean and other international investors. The company is a member of The Investment Management Regulatory Organization, Ltd. and commenced business during December 1991. KIM currently provides investment advisory and management services for $430 million invested primarily in Korean securities market. As well as being the investment manager of the Fund, KIM is also the sub-investment adviser of the Korea Vision

Portfolio, part of the Jupiter Tyndall Global Fund SICAV, and the Korea Smaller Companies Class, part of the Jupiter Tyndall Specialist Fund Limited and the investment adviser of The Asia Emerging Markets Fund plc, KIME, Korea Fund plc, Asia Portfolio Fund plc, Kim Europe Worldwide Fund, Korea Growth Geared Fund plc, Korean Growth Fund, Korea Far East Fund, Korea Plus Fund, Korea Balanced Return Fund, Atlas KITC Arbitrage Fund and KITC Phillipines Growth Fund. Mr. Jae Bong Chung, of KIM, is the individual who is primarily responsible for the Fund's day-to-day management.

           KITC was the first investment trust management company to be established under the laws of Korea. KITC is presently the largest investment fund management organization in Korea , with assets over $28 billion under management as of November 1995 in 425 investment funds which invest primarily in Korean Securities.



         Sub-Administrator. Investment Company Administration Corporation ("ICAC"), 2025 E. Financial Way, Suite 101, Glendora, CA 91741, acts as Sub-Administrator of the Fund, pursuant to a Sub-Administration Agreement with the Trust. ICAC also serves as administrator of other mutual funds. Under the Sub-Administration Agreement, ICAC provides certain management and administrative services necessary for the Fund's operations including: (1) general supervision of the operation of the Fund, including coordination of the service performed by the Fund's Investment Manager, custodian, independent accountants and legal counsel; regulatory compliance, including the compilation of information for documents such as reports to, and filings with the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. ICAC also furnishes office space and certain facilities required for conducting the business of the Fund. For these services, the Fund pays ICAC a monthly fee at a maximum annual rate of 0.10% of the Fund's average daily net assets.


         Portfolio Transactions. Commissions or discounts on the Stock Exchange or OTC markets typically are fixed but generally are comparable to those typically charged in U.S. securities exchanges or markets. Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account with a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments are generally traded in the OTC markets. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Brokers and dealers may receive commissions on futures, currency and options transactions. Consistent with its obligation to obtain best net results, KIM may consider a broker's or dealer's sale of Fund shares as a factor in considering through whom portfolio transactions will be effected. KIM has no agreements or commitments to place orders with any broker-dealer.

The Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, KIM does not regard portfolio turnover as a limiting factor and will buy or sell securities for the Fund as necessary in response to market conditions to meet the Fund's objective. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end assets. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. High portfolio turnover involves correspondingly greater transaction costs in the form of brokerage commissions or dealer spreads and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.




         The Fund may effect portfolio transactions with or through Daehan or affiliates of KIM when KIM determines that the Fund will receive competitive execution, price and commissions. This standard will allow such affiliates of the Fund to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a similar arm's-length transaction. The Fund will not effect portfolio transactions with or through Daehan or affiliates of KIM where any such broker or dealer is acting as principal. The Fund does not expect this policy to limit the availability of securities for investment by the Fund.

         Distribution of Fund Shares. Daehan is the distributor, or principal underwriter, of the Fund's shares. Daehan is a U.S. broker-dealer registered with the SEC and the National Association of Securities Dealers, Inc. As distributor, Daehan collects the sales charges imposed on purchases of shares and reallows a portion of such charges to brokers and dealers that have sold such shares in accordance with the schedule set forth above under "How to Invest." From time to time, Daehan may reallow to brokers the full amount of the sales charge. Daehan may, at its expense, provide additional promotional incentives to brokers that sell shares of the Fund. In some instances, these incentives may be offered only to certain brokers which have sold or may sell significant amounts of shares.


         Under a plan of distribution adopted on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act ("Plan"), the Fund reimburses Daehan for a portion of its distribution expenditures at the annualized rate of up to 0.25% of the
Fund's average daily net assets. Daehan pays ongoing trail commissions to organizations which are not affiliated with the Fund, such as brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts. All expenses for which Daehan is reimbursed under the Plan will have been incurred within one year of such reimbursement. Daehan's distribution expenses include the payment of trail commissions; the cost of any additional compensation paid by Daehan to brokers and dealers; the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Fund; the costs of developing, printing, distributing and publishing advertisements and other sales literature; and allocated costs relating to Daehan's distribution activities, including among other things employee salaries, bonuses and other overhead expenses.

         Fund Expenses. The Fund pays all its expenses not assumed by Daehan, KIM and other agents. These expenses include, in addition to the management, administration, advisory, distribution and brokerage fees discussed above, legal and audit expenses, custodian and transfer agency fees, trustee's fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. Daehan and KIM have undertaken to limit the Fund's expenses to the annual level of 2.4% of the Fund's average net assets.


                  ---------------------------------------------
                                OTHER INFORMATION
                  ---------------------------------------------


         Confirmations and Reports to Shareholders. Each time a transaction is made that affects a shareholder's account in the Fund, such as an additional investment, redemption or the payment of a dividend or distribution, the shareholder will receive from the Fund a confirmation statement reflecting the transaction. Shortly after the end of the Fund's fiscal year on August 31 and fiscal half-year on February 28 of each year, shareholders will receive an annual and semiannual report, respectively. These reports will list the securities held by the Fund and financial statements relating to the Fund. In addition, the federal income status of distributions made by the Fund to shareholders will be reported after the end of the calendar year on Form 1099-DIV.

         Organization. The Trust was organized as a Massachusetts business trust on February 12, 1992 and is registered with the SEC as an open-end management investment company. From time to time, the Trust may establish other funds, each corresponding to a distinct investment portfolio and which will be a distinct series of the Trust's shares. Shares of the Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

         On any matter submitted to a vote of shareholders, shares of the Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of its investment management arrangements. The shares of the Fund (and any other funds of the Trust) will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the Board of Trustees' selection of the Trust's independent accountants.

         There normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The Fund would be required to hold a shareholders meeting in the event that at any time less than a majority of the Trustees holding office had been elected by shareholders. Trustees shall continue to hold office until their successors are elected and have qualified. Shares of the Trust's funds (at present only the Fund) do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Trust's outstanding shares may call a meeting of shareholders. The 1940 Act requires the Trust to assist shareholders in calling such a meeting.

         Shareholder Inquiries. Shareholder inquiries may be made by calling the Fund at 1-800-424-2295 or by writing to the Fund at 3360 W. Olympic Blvd., Los Angeles, CA 90019.

         Performance Information. The Fund from time to time may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

         In such materials the Fund may quote its average annual total return ("Standardized Return"). Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of a one-year period and at the end of five-and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five-and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Fund. Standardized Return assumes the reinvestment of all dividends and capital gain distributions at net asset value on the reinvestment date as established by the Board of Trustees.

         In addition, in order to more completely represent the Fund's performance or more accurately compare such performance to other measures of investment return, the Fund also may include in advertisements, sales literature and shareholder reports other total performance data ("Nonstandardized Return"). Nonstandardized Return reflects percentage rates of return encompassing all elements of return (i e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Nonstandardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

         The Fund's performance data reflects past performance and is not necessarily indicative of future results. The Fund's investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.


         Transfer Agent. The Provident Bank, One East Fourth Street, Cincinnati, Ohio, 45202, acts as the Fund's transfer agent to perform certain shareholder servicing and accounting and general transfer agent functions.

         Custodian. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is custodian of the Fund's assets and Bank of Seoul, 10-1 Namdaemun-no, No 2-Ga, Chung-Gu, Seoul, Korea has been approved by the Board of Trustees as the subcustodian of the Fund's assets held in Korea.

         Independent Accountants. The Fund's independent accountants are Ernst & Young L.L.P. Ernst & Young, L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Trust and the Fund as to matters of accounting, and federal and state income taxation.

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                                       37

                  ---------------------------------------------
                                    APPENDIX:
                               KOREAN RISK FACTORS
                  ---------------------------------------------


         Investing in securities of Korean companies and of the government (the "Government") of the Republic of Korea (the "Republic" or "Korea") involves certain risks not typically associated with investing in securities of United States companies or the United States government, in addition to those discussed under "Prospectus Summary" and "Investment Objective, Policies and Risks."


         Investment and Repatriation Restrictions. Until recently, Korean security regulations limited the percentage of any class of equity shares of an issuer that may be held by a particular foreign investor to 3% and to 12% by all foreign investors as a group. Currently, the limit on direct foreign investment is up to 15% of any class of equity shares outstanding. The Ministry of Finance has indicated that they will consider removing the ceiling on direct foreign investment in the future.

         Transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory approvals pursuant to foreign exchange control laws and regulations.

         Generally, as long as the original investment was approved or allowed under the applicable laws and regulations of Korea, the conversion and remittance of cash or cash equivalents into U.S. dollars in relation to such investment will be freely allowed upon receipt of the appropriate payment approvals from the Bank of Korea or a designated Class A foreign exchange bank such as the Bank of Seoul, the Korean sub-custodian for the Fund's assets, depending on the type of transaction.

         Currency Fluctuations. The Fund's assets will be invested primarily in Korean securities, the market value of which is determined in Won, and substantially all of its income will be received or realized in the Korean Won. The Fund will be required, however, to compute its net asset value and income, and to distribute its income, in U.S. dollars. As a result, the Fund's net asset value and its distribution amounts will be subject to foreign exchange rate fluctuations.

         The Korean Won was devalued against the US dollar in the early 1980s to reach approximately Won 890 to the US dollar by the end of 1985. The Korean Won appreciated against the US dollar from 1986 to approximately 665 Won per US dollar by May 1989. Since then the Korean Won has slowly lost value against the US dollar and the exchange rate stood at approximately Won 770 per US dollar at the end of 1995.


         The Fund expects to incur certain transaction costs in connection with its conversions between currencies and, in light of the history of fluctuating currency values of the Korean Won relative to the dollar, it is impossible to predict what effect currency conversion costs may have on the operations of the Fund.


         Potential Market Volatility. The Korean securities market is still relatively small in comparison to the Japanese, United States and major European securities markets. Because of this small size and low volume, the Korean securities market is subject to greater price volatility and lesser liquidity than is usual in the Japanese, United States or major European securities markets. Because of these liquidity limitations and the Fund's investment policies, it may be more difficult for the Fund to purchase and sell portfolio positions than would be the case in the United States. Accordingly, in periods of rising market prices, the Fund may be unable to participate fully in such price increases to the extent that it is unable to acquire desired portfolio positions quickly; conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is determined by references to lower prices.

         Political and Economic Factors. The partition of Korea following World War II has created a political risk to the Republic. The demilitarized zone at the boundary between the Republic and North Korea established after the Korean War of 1950-1953 is supervised by United Nations forces. The United States maintains a significant military force in the Republic. The situation remains a source of tension, although negotiations to resolve the political division of the Korean peninsula have been carried on intermittently for several years, and in recent years there have been several meetings between representatives of the Republic and of North Korea on political, economic and humanitarian issues. See "Appendix A--The Korean Securities Market" in the Statement of Additional Information.

         The domestic political situation in Korea has been relatively stable since Kim, Young Sam, who had been for many years a leader of an opposition party, was elected as president of Korea in December 1992. During last quarter of 1995, the Kim administration initiated a campaign to prosecute illegal slush fund contributors. Contributions were made to major political figures, including two former Presidents, mostly by heads of Korean corporations. Such reform caused uncertainty in the Korean securities market and had a significant adverse impact on the security prices. Nonetheless, management believes that the Fund will benefit from these reforms in the long term. Such activities are believed to provide increased political stability and reduce corruption.

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                                       43

                               KOREA CAPITAL FUND
                              ACCOUNT APPLICATION



Mail To: KOREA CAPITAL FUND                      For assistance in completing
         c/o The Provident Bank                  the application, contact your
         P.O. Box 14967                          account executive or call the
         Cincinnati, OH 45250-0967               Korea Capital Fund at
                                                 1-800-424-2295


Please Print

1.

 INITIAL INVESTMENT $ ______ (Minimum Initial Purchase: $1,000.00; $250.00 for
IRAs)


2. ACCOUNT REGISTRATION



h Individual
First           M.I.           Last                             Social Security
#/Tax ID
h Joint Tenant
First           M.I.           Last                             Social Security
#/Tax ID
Check one  M With Right to Survivorship  M Tenants in Common    M Tenants by the
Entireties
h Uniform Gifts/Transfers to Minors Act as Customer for
                                     Customer's Name




     Minor's Name      Minor's SS #     Minor's Birthdate     State of Residency




h Trust
Trustee's Name             Date of Trust                             Tax ID
h Other
                            Legal Entity Name                        Tax ID
(Additional forms, such as a Corporate Resolution may be required.)


3. ACCOUNT ADDRESS

Street Address ______________ Citizen of: M U.S. M Other Country ______________
                                                            Country of Residency



City/State/Zip                            ()                         ()
                                      Home Phone #             Business Phone
#


4. DISTRIBUTION OPTION (If no option is indicated, option A will be assigned).

  h A. Dividends and capital gains distributions reinvested in additional shares.

  h B. Dividends in cash; capital gains distribution in additional shares.

  h C. Receive capital gains distribution in cash and have dividends reinvested in additional shares.

  h D. Dividends and capital gains distributions in cash.

5. LETTER OF INTENT

  h I agree to the terms of the Letter of Intent set forth below. Although I am not obligated to do so, it is my intention to invest over a thirteen-month period in shares of Korea Capital Fund an aggregate amount at least equal to:

    h $100,000  h $250,000   h $500,000   h $1,000,000   h $2,000,000

    When a shareholder signs a Letter of Intent in order to qualify for a reduced sales charge, shares equal to 5% (in no case in excess of 1/2 of 1% after an aggregate of $1,000,000 has been purchased under the Letter) of the dollar amount specified in this Letter will be held in escrow in the Shareholder's Account out of the initial purchase (or subsequent purchases, if necessary) by the Fund. All dividends will be credited to the Shareholder's Account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified thirteen-month period, the purchaser will remit to the Fund the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If this difference is not paid within twenty days after written request by the Fund or the shareholder's Authorized Agent, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Fund for the balance still outstanding. The Letter of Intent may be revised upward at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged.

    Any questions relating to this Letter of Intent should be directed to The Provident Bank, P.O. Box 14967, Cincinnati, OH 45250-0967

6. SIGNATURE AND CERTIFICATIONS

   By signing this Application I (I refers herein to all persons named on the Account) hereby certify under the penalties of perjury that the information on this application is complete and correct and that (check one):

   h Under the penalty of perjury I certify (1) the number(s) shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (3) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; or

  h I am subject to backup withholding; or

  h No taxpayer I.D. Number or Social Security Number has been provided above. I have applied, or intend to apply, to the Internal Revenue Service or the Social Security Administration for a Taxpayer I.D. Number, and I understand that if I do not provide this number to the Fund within 60 days of the date of this Application, the Fund is required to withhold 20% of all reportable payments thereafter made to me until I provide this number. (Please provide this number on Form W-9. You may request the Form by calling the Fund at 1-800-424-2295.)

 Irepresent that I am of legal age and capacity and agree to appoint __________ as my Agent. I have received, read and carefully reviewed a copy of the Fund's current prospectus and agree to its terms.

  SIGNATURE  X_____________________                    DATE____________________

                 Additional Signature(s) (if any) X______________

7. FOR USE OF AUTHORIZED AGENT (BROKER/DEALER) ONLY

   We hereby submit this application for the purchase of shares in accordance with the terms of our Selling Agreement with _________________________________________________________________________
  and with the Prospectus and Statement of Additional Information of the Korea
   Capital Fund.  We agree to
  notify _______________________________________________________________________
  of any purchases made under a Letter of Intent.



Investment Dealer Name
Main Office Address                                         Branch No.
Representative's Number                               Representative's Name
                                                                ()
Branch Address                                           Telephone Number
Investment Dealer's Authorized Signature                      Title




 SIGNATURE
      DATE

                               KOREA CAPITAL FUND
                  3360 W. Olympic Blvd., Los Angeles, CA 90019
                               Tel. 800 335-3381

M INVESTMENT ADVISER AND ADMINISTRATOR
   DAEHAN SECURITIES, INC.
   3360 West Olympic Blvd.
   Los Angeles, California 90019

M INVESTMENT MANAGER
   KOREA INVESTMENT MANAGEMENT
   EUROPE LTD.
   3rd Floor, Fengate House
   14 Philpot Lane
   London EC3M 8AJ, U.K.

M PRINCIPAL UNDERWRITER AND DISTRIBUTOR
   DAEHAN SECURITIES, INC.
   3360 West Olympic Blvd.
   Los Angeles, California 90019

M TRANSFER AGENT
   The Provident Bank
   P.O. Box 14967
   Cincinnati, OH 45250-0967

M CUSTODIAN
   STATE STREET BANK & TRUST COMPANY
   225 Franklin  Street
   Boston,  Massachusetts 02110

M SUB-CUSTODIAN
   BANK OF SEOUL
   101-1 Namdaemun-no, No 2 Ga,
   Chung-Gu, Seoul, Korea

M AUDITORS

ERNST & YOUNG L.L.P.
515 S. Flower St.
Los Angeles, California 90071

LEGAL COUNSEL
PAUL, HASTINGS, JANOFSKY & WALKER
555 S. Flower St., 23rd Floor
Los Angeles, CA  90071

M SUB-ADMINISTRATOR
   INVESTMENT COMPANY ADMINISTRATION
   CORPORATION
   2025 East Financial Way, Suite 101
   Glendora, California 91741

                                                                      PROSPECTUS

                                  [INSERT LOGO]

                -------------------------------------------------
                               KOREA CAPITAL FUND
                -------------------------------------------------

                                January 31, 1996

                                      As filed with the Securities and Exchange
                                                  Commission on January 31, 1996


                                                       Registration No. 33-46030
                                                              File No. 811-06573




================================================================================









                                     Part B

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT



                               KOREA CAPITAL TRUST








================================================================================

                               KOREA CAPITAL FUND

                           3360 West Olympic Boulevard
                          Los Angeles, California 90019
                                 (213) 734-5000
                            Toll Free (800) 335-3381


                       STATEMENT OF ADDITIONAL INFORMATION
                                January 31, 1996


--------------------------------------------------------------------------------



         KOREA CAPITAL FUND (the "Fund") is a nondiversified mutual fund organized as a separate series of Korea Capital Trust (the "Trust"), formerly Korea Investment Trust, a registered open-end management investment company. This Statement of Additional Information concerning the Fund is not a prospectus; it supplements the Fund's Prospectus. Investors interested in the Fund should read this Statement in conjunction with the Prospectus, a copy of which is available without charge by writing or calling the Fund at the address and phone number printed above.

         Daehan Securities, Inc. ("Daehan") serves as the Fund's investment adviser and administrator. Korea Investment Management Europe Ltd. ("KIM") serves as the Fund's investment manager. Daehan also serves as the distributor of the Fund's shares.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------



Investment Objective and Policies.......................................   B-2
Options, Futures and Currency Strategies................................   B-5
Risk Factors............................................................   B-14
Investment Limitations..................................................   B-15
Execution of Portfolio Transactions.....................................   B-17
Trustees and Officers...................................................   B-18
Management..............................................................   B-20
Valuation of Shares.....................................................   B-22
Information Relating to Sales and Redemptions...........................   B-24
Taxes...................................................................   B-26
Additional Information..................................................   B-30
Investment Results......................................................   B-30
Appendix A - The Korean Securities Market...............................   A-1
Appendix B - Description of Debt Ratings................................   B-1

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------


Investment Objective

         The investment objective of the Fund is capital appreciation. The Fund will normally invest at least 65% of its total assets in securities of Korean issuers. Although the Fund can normally invest up to 35% of its total assets in U.S. securities, the Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the offering made hereby.


Selection of Investments

         KIM is the investment manager of the Fund and is primarily responsible, in consultation with Daehan, for determining the securities of Korean issuers to select for the Fund. In selecting investments for the Fund, KIM ordinarily considers the following factors, among others: prospects for relative economic growth in Korea; expected levels of inflation; government policies influencing business conditions; the outlook for interest rates; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

         In analyzing companies for investment by the Fund, KIM ordinarily looks for one of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces.

         There may be times when, in the opinion of KIM, prevailing market, economic or political conditions warrant reducing the proportion of the Fund's assets invested in equity and debt securities and increasing the proportion held in cash or short-term obligations denominated in U.S. dollars. A portion of the Fund's assets normally will be held in dollars or short-term interest-bearing dollar-denominated securities to provide for ongoing expenses and redemptions.

         Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of Korean Won into U.S. dollars on a daily basis. The Fund will do so from to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

         The Fund may be prohibited under the Investment Company Act of 1940 ("1940 Act") from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities. Pursuant to rules adopted by the U.S. Securities and Exchange Commission ("SEC"), the Fund may purchase securities of such a company if, immediately after any such purchase, the Fund owns no more than 5% of the outstanding class of equity securities (or 10% of the outstanding principal amount of the company's debt securities, as the case may be), and the Fund has invested no more than 5% of the value of its total assets in the securities of the company.


Depository Receipts

         The Fund may invest up to 5% of it total assets in securities of foreign issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") or other securities convertible into securities of Korean issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. The Fund may also hold American Depository Shares ("ADSs") which are similar to ADRs. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issues into which they may be converted.

Warrants and Rights

         Warrants and rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. As a condition of its continuing registration in a state, the Fund has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Fund and may be changed by the Board of Trustees without shareholder approval. Investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised, in which event, the warrant may expire without being exercised, resulting in the loss of the Fund's investment in the warrant.

Commercial Bank Obligations

         For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches. The Fund will not invest in the securities of Korean banks that are affiliated with the Fund or KIM.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements, which involve the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. However, the Fund does not currently intend to engage in reverse repurchase agreements with respect to more than 5% of its total assets. The Fund will maintain in a segregated account with a custodian cash, U.S. government securities or other liquid, high-grade debt securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Portfolio Trading and Turnover


         Although the Fund does not intend generally to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever KIM believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The Fund anticipates that its annual portfolio turnover rate should not exceed 100%; however, the portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for the Fund for a year (excluding purchases of securities with a maturity of one year of less) were equal to 100% of the average monthly value of the securities held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.

--------------------------------------------------------------------------------

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

--------------------------------------------------------------------------------


Writing Covered Call Options

         The Fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of KIM, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. KIM believes that writing of covered call options is less risky than writing uncovered or "naked" options, which the Fund will not do.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account by the Fund's custodian. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

         The premium which the Fund receives for writing a call option is deemed to constitute the market value of the option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, KIM will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the net asset value per share of the Fund is computed (at the close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

         The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

Writing Covered Put Options

         The Fund may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         The Fund will write put options only on a covered basis, which means that the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund will generally write covered put options in circumstances where KIM wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund will write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund will also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

Purchasing Put Options

         The Fund may purchase put options. As the holder of a put option, the Fund will have the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

         The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when KIM deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

         The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.


         The Fund will commit no more than 5% of its assets to premiums for the purchase of put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options

         The Fund may purchase call options. As the holder of a call option, the Fund will have the right to buy the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options will enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that will be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option will be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.


         The Fund will commit no more than 5% of its assets to premiums when purchasing call options.


         The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts (defined below), by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

OTC Options

         Options may be either listed on an exchange or traded over the counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of nonperformance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer.

         In the case of OTC options, there an be no assurance that a liquid secondary market will exist for any particular option at any specific time. In such cases, the Fund will generally be able to close out the option prior to its expiration only by entering into a closing transaction with the same dealer. While the Fund will seek to enter into dealer options only with dealers who will agree to, and are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. The staff of the SEC has taken the position that in most cases purchased dealer options are illiquid securities.

Interest Rate and Currency Futures Contracts

         The Fund may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are also traded in London at the London International Financial Futures Exchange and on other exchanges.

         Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate and currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

         The Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

         An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (such as a debt security) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

         Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract or sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September U.S. Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

         Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Fund, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. Speculators, like hedgers, generally expect neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike hedgers, hope to profit from fluctuations in prevailing interest rates or currency exchange rates.

         The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be used to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. As evidence of this hedging intent, the Fund expects that under normal circumstances at least 75% of Futures Contract purchases will be "completed"; that is, upon the closing out of the Futures Contract used to hedge, or delivery under the Futures Contract, equivalent related securities or currencies will have been purchased by the Fund in the cash market.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in a segregated account with the Fund's custodian in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

         If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not equal the amount of the increase or decrease, as the case may be, the broker will require an increase in the margin deposit ("variation margin") to an amount equal to the difference. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.


         The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


         At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

         Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund segregates and commits to back the Futures Contract an amount of cash, U.S. Government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a Futures Contract sale, the Fund will either establish a segregated account, as in the case of a Futures Contract purchase, own the security underlying the contract, or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price.

         Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

Options on Futures Contracts

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

         To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

Forward Currency Contracts and Options on Currency

         A forward currency contract ("Forward Contract" or "Contract") is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the Forward Contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will utilize Forward Contracts only on a covered basis, which means that the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities in an amount not less than the contract price at all times while the contract is outstanding. The Fund will engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a Forward Contract to set the rate (either relative to the U.S. dollar, the Korean Won or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when KIM believes that the Won may decline compared to the U.S. dollar or another currency, the Fund may enter into a Forward Contract to sell the Won or other currency KIM expects to decline in an amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency.

         Forward Contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Trust's Board of Trustees.

         The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these Contracts and transaction costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second Contract entitling it to sell the same amount of the same currency on the maturity date of the first Contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution of the first Contract and the offsetting Contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedge currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         While Forward Contracts are not presently regulated by the U.S. Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate Forward Contracts. In that event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------


         Political and Economic Risks. Investing in securities of Korean issuers may entail additional risks due to the potential of political and economic instability in Korea and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by Korea, the Fund could lose its entire investment in any such country. See "Appendix A - The Korean Securities Market."

         Illiquid Securities. The Fund may invest no more than 15% of its total assets in illiquid securities. Securities may be considered illiquid if, among other things, the Fund cannot reasonably expect to receive approximately the amount at which the Fund values such securities within seven days. See
"Investment Limitations" and "Additional Risk Factors" in the Prospectus. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expense than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to KIM pursuant to guidelines established by the Board. KIM will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). KIM will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Board of Trustees.

         Illiquid securities are more difficult to value accurately due to, among other things, the fact that such securities often trade infrequently or only in smaller amounts. In addition, certain major events affecting Korean markets may cause all or a high proportion of the Fund's holdings to become illiquid. Such circumstances may make it impossible to determine net asset value per share which, in turn, would cause the Fund to suspend sales and redemptions of its shares until net asset value could be determined. In such a case, the Fund would apply to the SEC for a determination that an emergency, within the meaning of Section 22(e) of the 1940 Act, is present. See "Additional Risk Factors," in the Prospectus.

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------


         The Fund has adopted the following fundamental investment limitations which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, and (ii) more than 50% of the Fund's outstanding shares. The Fund may not:

                  (1) Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

                  (2) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information;

                  (3) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

                  (4) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and may make loans of portfolio securities;

                  (5) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and may make margin deposits in connection with futures contracts;

                  (6) Issue senior  securities or borrow money except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of the Fund's total assets (at the lower of cost or fair market value). The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of total assets are outstanding.

                  (7)  Mortgage,  pledge,  or  hypothecate  any of  its  assets, provided  that this  restriction  shall not  apply to the  transfer  of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities;

                  (8) Invest in direct interests in oil, gas or other mineral exploration or development programs; however, the Fund may invest in the securities of companies that engage in these activities.

         For purposes of the Fund's concentration policy contained in limitation
(1) above, the staff of the SEC takes the position that securities issued or guaranteed as to principal and interest by any foreign government are considered to be securities of issuers in the same industry.

         Further investment policies of the Fund, which are not fundamental limitations and may be changed by action of the Board of Trustees of the Trust without shareholder approval, are that the Fund will not:

                  (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

                  (2) Invest in companies for the purpose of exercising control or management;

                  (3) Invest more than 15% of its total assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

                  (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

                  (5) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, its investment manager or investment adviser or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

                  (6) Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open contracts and options on such contracts.

         Policies that are designated as operating policies may be changed only upon approval by the Board of Trustees and following appropriate notice to shareholders.

         The Fund has the authority to invest up to 10% of its total assets in shares of other investment companies. Under the 1940 Act the Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

         Investors should refer to the Prospectus for further information with respect to the Fund's investment objective, which may not be changed without the approval of the shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

--------------------------------------------------------------------------------

                       EXECUTION OF PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------


         Subject to policies established by the Board of Trustees of the Trust on behalf of the Fund, KIM is responsible for the execution of the Fund's portfolio transactions and the selection of brokers and dealers who execute such transactions on behalf of the Fund. In executing portfolio transactions, KIM seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While KIM generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. The Fund has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of portfolio transactions.

         Consistent with the interests of the Fund and subject to the supervision of the Board of Trustees, KIM may select brokers and dealers on the basis of the research, statistical and pricing services they provide to KIM for its use in managing the Fund and its other advisory accounts. Information and research received from such brokers and dealers is in addition to, and not in lieu of, the services required to be performed by KIM under the Investment Management Agreement (defined below). A commission or spread paid to such brokers and dealers may be higher than that which another qualified broker or dealer would have charged for effecting the same transaction, provided that KIM determines in good faith that such commission or spread is reasonable in terms either of that particular transaction or the overall responsibility of KIM to the Fund and its other clients and that the total commissions and spreads paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term.

         Investment decisions for the Fund and for other investment accounts managed by KIM are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts including the Fund. In such cases, purchases or sales are allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases KIM believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

         The Fund contemplates purchasing most Korean equity securities through the Korea Stock Exchange or in the over-the-counter markets to the extent the securities available in the over-the-counter markets consistent with the investment policies of the Fund. There generally is less government supervision and regulation of the Korea Stock Exchange and brokers than in the United States. Security settlements of Korean securities may in some instances be subject to delays and related administrative uncertainties.

         The Fund engages in portfolio trading when KIM has concluded that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund does not intend generally to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever KIM believes it is appropriate to do so, without regard to the length of time a particular security may have been held.


For the periods fiscal years ended August 31, 1995 and August 31, 1994 and for the period October 1, 1992 (inception) to August 31, 1993, the Fund incurred total brokerage commissions of $70,767, $86,699 and $95,487, respectively.


--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------


         The Trustees and Officers of the Trust and their principal occupations during the last five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act are marked with an asterisk ("*").

* Dr. Indong Oh, Trustee and Chairman of the Board, 3360 West Olympic Boulevard, Los Angeles, California 90019. Director and President of Joint Implant and Orthopedic Surgery in Pasadena, California since 1981.



         Hyung Joo Park, Trustee, 3360 West Olympic Boulevard, Los Angeles, California 90019. Partner with the Certified Public Accounting and Law firm of Park & Kirwan since 1984.

         Young J. Paik, Trustee, 3360 West Olympic Boulevard, Los Angeles, California 90019. President of Paco Steel & Engineering Corporation since 1974.

* Chung Soo Han, Trustee, 3360 West Olympic Boulevard, Los Angeles, California 90019. General Manager, International Department of Korea Investment Trust Co., Ltd. since 1981.

                  Jai Young Son, President and Secretary, 3360 West Olympic Boulevard, Los Angeles, California 90019. Account Executive of Daehan Securities, Inc. from 1992 to present, Marketing Manager for Subnex Corp. from 1989 to 1991, Assistant Financial Manager for Union Auto Sales and Leasing from 1988.

                  Young Jin Lee, Vice President, 3360 West Olympic Boulevard, Los Angeles, California 90019. President of Trigem Amerstock Corporation from 1992 to 1994, Vice President of Trigem Amerstock Corporation from 1991 to 1992, Resarch Director of Great Korea Securities from 1990 to 1991.

                  As of December 31, 1995, the officers and Trustees and their families as a group owned in the aggregate beneficially or of record 4.0% of the outstanding shares of the Fund.

         The Board of Trustees has an Audit Committee, comprised of Mr.Young J. Paik and Dr. Indong Oh, which is responsible for reviewing audits of the Fund and recommending firms to serve as independent auditors of the Trust, and a Nominating Committee, comprised of Dr. Indong Oh and Mr. Young J. Paik, which is responsible for nominating persons to serve as Trustees.

         The following compensation was paid to each of the following Trustees.

         No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the Trust.

         Name of Trustee                             Total Compensation
         ---------------                             ------------------
         Hyung Joo Park                                       $900
         Young J. Paik                                        $900


         As of December 31, 1995, the following persons held of record more than 5% of the outstanding shares of the Fund:

Bank of Seoul, 10-1 Nandaunun - No 2 GA, Seoul, Korea 100-092 (57.23%)

Asia Emerging Mkt Fund PLC, Lifetime House 4th Floor, Earlsfort Centre, Earlsfort Terrace, Dublin, Ireland (27.71%)

Korea Long Term Credit Bank, Young Poong Bldg/2nd Floor, 33 Seoria-Dong Chongro-KU, Seoul, Korea (7.89%)

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------



Investment Advisory and Administration Services

         Daehan serves as the Fund's investment adviser and administrator under an Investment Advisory and Administration Agreement ("Advisory Agreement") between the Trust and Daehan. As investment adviser and administrator, Daehan, among other things, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Trust and the Fund, and provides suitable office space, necessary small office equipment and utilities. Daehan is also responsible for monitoring and reviewing the investment decisions of KIM, shareholder servicing and accounting, Fund accounting and the day-to-day affairs of the Fund.


Investment Management Services

         KIM serves as the Fund's investment manager under an Investment Management Agreement (the "Management Agreement") between KIM and the Trust. As investment manager to the Fund, KIM is primarily responsible for investing and reinvesting the assets of the Fund consistent with the Fund's investment objective and policies and other guidelines established by the Board of Trustees. KIM consults with Daehan on a continuous basis regarding investment decisions on behalf of the Fund and also reports to the Board of Trustees on a quarterly basis.


         Each of the Advisory Agreement and the Management Agreement has an initial two-year term from the date of the commencement of Fund operations, and may be renewed for additional one-year terms thereafter , provided that any such renewal has been specifically approved at least annually by: (i) the Board of Trustees, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Trustees who are not parties to the Agreements or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. Each Agreement was last approved by the vote of the Board of Trustees on August 10, 1995, and by Daehan as the initial shareholder of the Fund. Each Agreement provides that either the Trust, or KIM or Daehan, as appropriate, may terminate the appropriate Agreement without penalty upon sixty
(60) days' written notice to the other party. Either Agreement would terminate automatically in the event of its assignment (as defined in the 1940 Act).


         Under the Advisory Agreement and the Management Agreement, Daehan and KIM, respectively, have agreed to reimburse the Fund if the Fund's annual ordinary expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Currently, the most restrictive applicable limitation provides that the Fund's expenses may not exceed an annual rate of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of assets in excess of that amount. Expenses which are not subject to this limitation are interest, taxes, the amortization of organizational expenses, payments of distribution fees, and extraordinary expenses. Daehan and KIM have undertaken to limit the Fund's expenses to 2.4% of average net assets, and have agreed to reimburse the Fund if the Fund's annual ordinary expenses exceed such level (exclusive of brokerage commissions, foreign exchange spreads, interest, taxes and extraordinary items). For the periods September 1, 1994 through August 31,1995, September 1, 1993 through August 31, 1994 and October 1, 1992 (commencement of operations) through August 31, 1993 the Fund incurred $32,987, $44,148 and $14,731, respectively, in advisory and administration fees and $ 93,484, $103,016 and $34,372, respectively in management fees. No payment for these fees has been made due to the Fund's expense limitation at the annual level of 2.4% of the Fund's average net assets. Investment Company Administration Corporation ("ICAC") was paid $45,500 and $32,979 for periods ended August 31, 1995 and August 31, 1994, respectively.


Regulation of KIM

         KIM is an entity organized under the laws of the United Kingdom ("UK") and operates substantially outside the regulations of Korea. KIM is subject to UK law and regulations and in order to provide investment management and investment advisory services it has applied for and been accepted as a member of The Investment Management Regulatory Organization (IMRO), which regulates activities carried out by KIM. KIM is also a U.S. registered investment adviser and subject to the Investment Advisers Act of 1940 and the rules and regulations thereunder.

Distribution

         The Fund's shares are continuously offered by Daehan, the Principal Underwriter and Distributor for the Fund, on a "best efforts" basis pursuant to a Distribution Agreement between the Trust and Daehan. The Distribution Agreement was approved by the Board of Trustees of the Fund on August 27, 1992.

         As described in the Prospectus, the Trust has adopted a Distribution Plan in accordance with the provisions of rule 12b-1 under the 1940 Act ("Plan"). The rate of payments by the Fund under the Plan, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the Fund. The Fund makes no payments to any party other than Daehan.


         The Plan was last approved on August 10, 1995 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plan or in any agreement related thereto ("Disinterested Trustees"). In approving the Plan, the Trustees determined that the Plan was in the best interests of the shareholders of the Fund. Agreements related to the Plan must also be approved by such vote of the Trustees and Disinterested Trustees as described above. The Plan was approved by Daehan, as the initial shareholder of the Fund, on September 1, 1992.


         The Plan requires that, at least quarterly, the Trustees review the amounts expended thereunder and the purposes for which such expenditures were made. The Plan requires that so long as it is in effect the selection and nomination of Trustees who are not "interested persons" of the Trust will be committed to the discretion of the Disinterested Trustees.

As discussed in the Prospectus, Daehan collects sales charges on sales of Fund shares, retains certain amounts of such charges and reallows other amounts of such charges to brokers and dealers which sell shares. Daehan receives no other compensation or reimbursements relating to its distribution efforts other than as described above. For the periods September 1, 1994 through August 31, 1995, and September 1, 1993 through August 31, 1994 and October 1, 1992 (commencement of operations) through August 31, 1993, the Fund paid $ 33,383, $42,892 and $12,126, respectively, in distribution expenses. These payments were used by Daehan to pay broker dealers and distribution related expenses.


Expenses of the Fund

         As described in the Prospectus, the Fund pays all of its own expenses not assumed by other parties. The allocation of general Trust expenses and expenses shared by the Fund and any other funds which may be organized as series of the Trust in the future will be allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the funds or the nature of the services performed and relative applicability to the funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management and advisory fees paid by the Fund generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                               VALUATION OF SHARES

--------------------------------------------------------------------------------


         As described in the Prospectus, the Fund's net asset value per share is determined each Business Day as of the close of normal trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time), on days on which the NYSE is open for business. Currently, the NYSE is closed on weekends and on the following holidays: (i) New Year's Day, Washington's Birthday, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

         The Fund's portfolio securities and other assets are valued as follows:

         Equity securities, including ADRs, ADSs and EDRs, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by KIM to be the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

         Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when KIM deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt obligations with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, such securities are valued using the prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less remaining to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

         Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

         Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding , and the result, rounded to the nearer cent, is the net asset value per share.

         Any assets or liabilities initially expressed in terms of Korean Won or other foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

         Korean securities trading may not take place on all days on which the NYSE is open, or trading may take place on days on which the NYSE is not open and therefore the Fund's net asset value is not calculated. The calculation of the Fund's net asset value, therefore, may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's net asset value unless KIM, under the supervision of the Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to the Fund.

--------------------------------------------------------------------------------

                  INFORMATION RELATING TO SALES AND REDEMPTIONS

--------------------------------------------------------------------------------


Payment and Terms of Offering

         Payment of shares purchased should accompany the purchase order, or funds should be wired to the Fund as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

         As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by reason of such cancellation, and if such purchaser is a shareholder, the Distributor will have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

         The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

Sales Outside the United States

         Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law; such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

Letter of Intent

         The Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. During such time as shares are held in escrow under an LOI to assure payment of applicable sales charges if the indicated amount is not met, all dividends and capital gain distributions on escrowed shares will be reinvested in additional shares or paid in case, as specified by the shareholder. If the intended investment is not completed within the specified 13-month period, the purchaser must remit to Daehan the difference between the sales charge actually paid and the sales charge which would have been applicable if the total purchases had been made at a single time. If this amount is not paid to Daehan within 20 days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to Daehan.

         A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Fund with information establishing that it has discretionary authority with respect to the money invested (e.g., by providing a copy of the pertinent investment advisory agreement). Shares purchased in this manner must be restrictively registered with the Fund so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

Individual Retirement Accounts (IRA)

         Shares of the Fund may also be purchased as the underlying investment for an individual retirement account meeting the requirements of Section 408(a) of the Internal Revenue Code of 1986, as amended (the "Code").

Suspension of Redemption Privileges

         The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

Redemptions in Kind


         It is possible that conditions may arise in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for all redemptions. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Trust has filed with the SEC an election pursuant to rule 18f-1 under the 1940 Act. This means that the Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election will be irrevocable so long as rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

--------------------------------------------------------------------------------

                                      TAXES

--------------------------------------------------------------------------------


General

         In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. Corporations owned or controlled by the Korean Government will be treated as separate issuers for this purpose, except that a debt obligation of such a corporation may be treated as issued by the Government if the obligation is backed by the full faith and credit of the Government.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

         The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

Non-U.S. Shareholders

         Distributions of net investment income by the Fund to a shareholder who, as to the U.S. is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 183 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the U.S.

Passive Foreign Investment Companies

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock
(collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF") then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

U.S. Tax Treatment of Foreign Income

         The Fund will be subject to Korean income taxes, including certain withholding taxes. So long as more than 50% in value of the Fund's total assets at the close of any taxable year in which it is a regulated investment company consists of stocks or securities of non-U.S. corporations, the Fund may elect to treat any such foreign "income" taxes paid by it during such year as paid by its shareholders. The Fund expects to qualify for this election annually. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount to be treated by them as income from non-U.S. sources. If the Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize their deductions, a deduction for their shares of the foreign income taxes in computing their U.S. Federal income tax liability. (No deduction will be permitted in computing the alternative minimum tax imposed on corporations and individuals.) Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension, plans, generally will derive no benefit from the Fund's election. However, such shareholders should not be disadvantaged because the amount of additional income they are deemed to receive generally will not be subject to U.S. Federal income tax.

         Generally, a credit for foreign taxes is subject, to the limitation that it may not exceed the shareholder's U.S. Federal income tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of distributions paid by the Fund from its foreign source income, will be treated as foreign source income. The Fund's gains from the sale of securities will generally be treated as derived from U.S. sources, and certain currency fluctuation gains and losses, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

         The foregoing is only a general description of the treatment of foreign income taxes under the U.S. Federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Korean Taxes

         Under current Korean law, payments to nonresidents of Korea (such as the Fund) by Korean corporations in respect of income are subject to Korean withholding tax and capital gains derived by nonresidents of Korea (such as the Fund) with respect to stock and securities of Korean corporations are subject to Korean withholding tax, unless exempted by relevant laws or tax treaties.

         The applicable withholding tax rate under the United States-Korea income tax treaty, as presently in effect, generally is 15%, plus a resident tax of 7.5% of such amount, or a total of 16.125%, on dividends paid to the Fund by Korean issuers, and generally 12% (plus a resident tax of 7.5% of such amount, or a total of 12.9%) on interest paid to the Fund by Korean issuers. Under the United States-Korea income tax treaty, as presently in effect, no withholding tax will be applicable to capital gains realized by the Fund. This tax treatment could change in the event of changes in Korean or United States tax laws or changes, in the terms of, or the Korean Ministry of Finance and Economy's interpretation of, the United States-Korea income tax treaty.

Notwithstanding the foregoing, the Tax Exemption and Reduction Control Law (the "TERCL") exempts interest on bonds denominated in a non-Korean currency, from Korean income and corporation taxes. The residents tax referred to above is therefore eliminated with respect to such investments.

         Under present Korean law, the Korean Inheritance and Gift Tax will not apply to any testate, intestate or inter vivos transfer of shares of the Fund to the extent the deceased or the donee, as the case may be, is not domiciled in Korea; Korean stamp duty will not apply to transfers of Fund shares unless any document for, such transfer is executed in Korea, nor to the Fund's portfolio securities transactions; but the Korean Securities Transaction Tax will apply to the sale of securities made through the Stock Exchange by the Fund.

Options, Futures and Foreign Currency Transactions

         The use of hedging strategies, such as entering into Futures Contracts and Forward Contracts and selling (writing) and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, Futures Contracts and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of foreign currencies, and options, Futures Contracts and Forward Contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities, will be subject to the Short-Short Limitation if they are held for less than three months.

         Any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designate hedge will be included in gross income for purposes of that Limitation. The Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

         Futures Contracts and Forward Contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Forward Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes; that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Forward Contacts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to Forward Contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

         The foregoing is a general and abbreviated summary of certain U.S. federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


Custodian

         State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in Korean Won and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

Independent Accountants


         The Fund's independent accountants are Ernst & Young, L.L.P., Los Angeles. Ernst & Young, L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Trust and the Fund as to matters of accounting and federal and state income taxation.


         Audited financial statements for the Fund for the fiscal year ended August 31, 1995, as contained in the Annual Report to the Shareholders are incorporated herein by reference to the Annual Report.

--------------------------------------------------------------------------------

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------


         The Fund's "Standardized Return", as referred to in the Prospectus (see "Other Information--Performance Information"), is calculated as follows:
Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula, as required by the SEC:
P(1+T)n=EV. The following assumptions will be reflected in computations made in accordance with this formula: (1) deduction of the maximum sales charge of 4.50% from the $1,000 initial investment; (2) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

         As discussed in the Prospectus, the Fund may quote nonstandardized total returns that do not reflect the effect of sales charges. Nonstandardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted.


         The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund, so that the current or past yield or total return should not be considered representations of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

         The Fund may from time to time compare itself with the following:

                  (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

                  (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

                  (3) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Company Service ("Wiesenberger") and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, the Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA, Wiesenberger and/or other firms, as applicable, or to specific funds or groups of funds within or without such peer group.

                  (4) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

                  (5) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

                  (6)  Standard  &  Poor's  "500"  Index,   which  is  a  widely
         recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

                  (7) Salomon Brothers Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed-income securities.

                  (8) Dow Jones Industrial Average, which is a widely used index composed of 30 companies, representing the manufacturing and other major industries, that are listed on the New York Stock Exchange.

                  (9) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

                  (10) Country specific indices (i.e. Korea Composite Stock Price Index) which may be deemed appropriate by the Fund management.

         Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., Morgan Stanley, and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board. In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to Money Magazine, Forbes, Business Week, The Wall Street Journal and Barron's may also be used.

         The Fund believes that the above information relating to foreign market performance, market capitalization and diversification may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a prediction of the performance of the Fund. The performance of the Fund will differ from the historical performance of the indices represented above. The performance of indices does not take expenses into account, while the Fund incurs expenses in its operations which will reduce performance. Moreover, the Fund is actively managed, i.e., KIM as the Fund's investment manager actively purchases and sells securities in seeking the Fund's investment objective; this will cause the performance of the Fund to differ from the indices shown above.

--------------------------------------------------------------------------------

                                   APPENDIX A

--------------------------------------------------------------------------------



                               KOREAN RISK FACTORS

         Investing in securities of Korean companies and of the government (the "Government") of the Republic of Korea (the "Republic" or "Korea") involves certain risks not typically associated with investing in securities of United States companies or the United States government, in addition to those discussed under "Prospectus Summary" and "Investment Objective, Policies and Risks."

         Investment and Repatriation Restrictions. Until recently, Korean security regulations limited the percentage of any class of equity shares of an issuer that may be held by a particular foreign investor to 3% and to 12% by all foreign investors as a group. Currently, the limit on direct foreign investment is up to 15% of any class of equity shares outstanding. The Ministry of Finance will consider removing the ceiling on direct foreign investment in the future.

         Transfer of funds from Korea to foreign countries and repatriation of foreign capital invested in Korea are subject to certain regulatory approvals pursuant to foreign exchange control laws and regulations. Generally, as long as the original investment was approved or allowed under the applicable laws and regulations of Korea, the conversion and remittance of cash or cash equivalents into U.S.dollars in relation to such investment will be freely allowed upon receipt of the appropriate payment approvals from the Bank of Korea or a designated Class A foreign exchange bank such as the Bank of Seoul, the Korean sub-custodian for the Fund's assets, depending on the type of transaction.

         Currency Fluctuations. The Fund's assets will be invested primarily in Korean securities , the market value of which is determined in Won, and substantially all of its income will be received or realized in the Korean Won.

         The Fund will be required, however, to compute its net asset value and income, and to distribute its income, in U.S. dollars. As a result, the Fund's net asset value and its distribution amounts will be subject to foreign exchange rate fluctuations.


         The Korean Won was devalued against the US dollar in the early 1980s to reach approximately Won 890 to the US dollar by the end of 1985. The Korean Won appreciated against the US dollar from 1986 to approximately 665 Won per US dollar by May 1989. Since then the Korean Won has slowly lost value against the US dollar and the exchange rate stood at approximately Won 770 US dollar at the end of 1995.

         The Fund expects to incur certain transaction costs in connection with its conversions between currencies and, in light of the history of fluctuating currency values of the Korean Won relative to the dollar, it is impossible to predict what effect currency conversion costs may have on the operations of the Fund.

         Potential Market Volatility. The Korean securities market is still relatively small in comparison to the Japanese, United States and major European securities markets.

         Because of this small size and low volume, the Korean securities market is subject to greater price volatility and lesser liquidity than is usual in the Japanese, United States or major European securities markets.Because of these liquidity limitations and the Fund's investment policies, it may be more difficult for the Fund to purchase and sell portfolio positions than would be the case in the United States.

         Accordingly, in periods of rising market prices, the Fund may be unable to participate fully in such price increases to the extent that it is unable to acquire desired portfolio positions quickly; conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is determined by references to lower prices.

         Political and Economic Factors. The partition of Korea following World War II has created a political risk to the Republic. The demilitarized zone at the boundary between the Republic and North Korea established after the Korean War of 1950-1953 is supervised by United Nations forces. The United States maintains a significant military force in the Republic.

         The situation remains a source of tension, although negotiations to resolve the political division of the Korean peninsula have been carried on intermittently for several years, and in recent years there have been several meetings between representatives of the Republic and of North Korea on political, economic and humanitarian issues. See "Appendix A--The Korean Securities Market" in the Statement of Additional Information.

         The domestic political situation in Korea has been relatively stable since Kim, Young Sam, who had been for many years a leader of an opposition party, was elected as president of Korea in December 1992. During last quarter of 1995, the Kim administration initiated a campaign to prosecute illegal slush fund contributors. Contributions were made to major political figures, including two former Presidents, mostly Korean corporations. Such reform caused uncertainty in the Korean securities market and had a significant adverse impact on the security prices.

         Nonetheless, management believes that the Fund will benefit from these reforms. Such activities is believed to provide political stability and reduce corruption.

--------------------------------------------------------------------------------

                                   APPENDIX B

--------------------------------------------------------------------------------



                           DESCRIPTION OF DEBT RATINGS

Moody's Investors Service ("Moody's"):

Aaa - Bonds which are rated Aaa are judged to be of the best quality.

They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Those bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1 and A-1.

Standard & Poor's Corporation ("S&P"):

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the AA rating category.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                  NOTE RATINGS

Moody's:

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P:

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).
-- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                       As filed with the Securities and Exchange
                                                  Commission on January 31, 1996


                                                       Registration No. 33-46030
                                                              File No. 811-06573






================================================================================







                                     Part C

                                       of

                                    Form N-1A

                             REGISTRATION STATEMENT



                               KOREA CAPITAL TRUST








================================================================================

                                     PART C
                                OTHER INFORMATION
                                -----------------

Item 24.    Financial Statements and Exhibits
            ---------------------------------

(a)      Financial Statements.
         --------------------

         Included in Prospectus:
         (1)      Financial Highlights


         Incorporated   by  reference  in  Part  B  -  Statement  of  Additional
         Information:

         (1)      Statement of Assets and Liabilities, August 31, 1995;

         (2) Statement of Operations, for the periods September 1, 1993 through August 31, 1994 and September 1, 1994 through August 31, 1995;

         (3) Statement of Changes in Net Assets, for the periods September 1, 1993 through August 31, 1994 and September 1, 1994 through August 31,1 995;

         (4)      Portfolio of Investments, August 31, 1995;

         (5)      Notes to Financial Statements; and

         (6)      Report of Coopers & Lybrand, L.L.P., dated October 13, 1995.



(b)      Exhibits
         --------


         (1)      Amended and Restated Agreement and Declaration of Trust.(3)

         (2)      By-Laws of the Registrant.(1)

         (3)      Not Applicable.

         (4)      Specimen share certificate.(3)

         (5)(a) Form of Advisory and Administration Agreement with Daehan Securities, Inc.(1)

         (5)(b) Form of Investment Management Agreement with Korea Investment Management Europe Ltd.(3)

         (5)(c)   Form of Sub-Administration Agreement.(4)

         (6)(a)   Form of Distribution Contract with Daehan Securities, Inc.(1)

         (6)(b)   Not applicable.

         (6)(c)   Distribution Plan under Rule 12b-1. (1)





         (7)      Not applicable.

         (8)      Form of Custodian Contract.(2)


         (9)(a)   Form of Services Agreement.(4)

         (9)(b)   Form of Fund Accounting Agreement.(4)

         (10)     Opinion and Consent of Counsel.(3)

----------------------------

(1)Previously filed with initial registration statement on February 28, 1992.
(2)Previously filed with Pre-Effective Amendment No. 1 on April 30, 1992.
(3)Previously filed with Pre-Effective Amendment No. 2 on September 8, 1992
(4)Previously filed with Post-Effective Amendment No. 2 on May 1, 1994
(5)Previously filed with Post-Effective Amendment No. 3 on February 28, 1995.

         (11)     Opinion of Independent Public Accountants.


         (12)     Not applicable.

         (13)     Agreement related to initial capital.(2)

         (14)     Not applicable.

         (15)     Not applicable.


         (16)     Schedule of Computation of Performance Calculation.(5)

         (17)     Powers of Attorneys.(5)


Item 25. Persons Controlled by or Under Common Control with Registrant.
         -------------------------------------------------------------

                  None

Item 26. Number of Holders of Securities.
         -------------------------------


         As of December 31, 1995, there were 19 record holders of shares of beneficial interest of the Registrant.

--------------------------------

(2)Previously filed with Pre-Effective Amendment No. 1 on April 30, 1992.
(5)Previously filed with Post-Effective Amendment No. 3 on February 28, 1995

Item 27. Indemnification.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Agreement and Declaration of Trust and By-Laws, Advisory and Administration Agreement and Investment Management Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers of Registrant.

         (a) See Registrant's Prospectus sections "Management" and the Statement of Additional Information section "Management."

         (b) The business, profession, vocation or employment of a substantial nature in which each director and officer of Daehan, is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:

                  Name           Position   Other Principal Occupation
                  -------------  --------   ------------------------------------
                  Dr. Indong Oh  Director   Director of Joint Implant Orthopedic
                                            Surgery

                  Han Huskey     Director   President of H. Huskey, Inc.

                  Tong Sung Shur Director   Partner at Law Offices of Tong Sung
                                              Shur.

Item 29. Principal Underwriters

         (a)      Daehan Securities, Inc. (See response to Item 28)

Item 30. Location of Accounts and Records.

         All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

Adviser/Administrator                       Custodian

Daehan Securities, Inc.                     State Street Bank
3360 West Olympic Boulevard                 & Trust Company
Los Angeles, California                     1776 Heritage
                                            Quincy, MA  02171

Investment Manager                          Sub-Administrator


Korea Investment Management                 Investment Company Administration
  Europe Ltd.                               Corporation
3rd Floor, Fengate House                    2025 E. Financial Way, Suite 101
14 Philpot Lane                             Glendora, CA  91741
London EC3M 8AJ  United Kingdom

Fund Accountant and Servicing Agent

The Provident Bank
One East Fourth Street
Cincinnati, OH  45202

Item 31. Management Services

         None except as described in Parts A and B.

Item 32. Undertakings

         Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that Section applied to the Registrant.



         Registrant   hereby  undertakes  to  furnish  each  person  to  whom  a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 30th day of January 1996.







KOREA CAPITAL TRUST




                                  By: /s/ Dr. Indong Oh*
                                      ----------------------------------
                                          Dr. Indong Oh
                                          Chairman, Principal Executive
                                          Officer and Trustee


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/Dr. Indong Oh*             Chairman of the Board,           January 30, 1996
----------------
   Dr. Indong Oh              and Trustee


/s/Hyung Joo Park*            Trustee                          January 30, 1996
-----------------
   Hyung Joo Park


/s/Young J. Paik*             Trustee                          January 30, 1996
----------------
   Young J. Paik


/s/Chung Soo Han*             Trustee                          January 30, 1996
----------------
   Chung Soo Han




/s/ Eric M. Banhazl
------------------
    Eric M. Banhazl

Pursuant to Power of Attorney

      Previously filed

                                  Exhibit Index
                                  -------------

(11)     Consent of Auditors.
(27)     Financial Data Schedule